Exhibit 10.41

OUTRIGGER HOTELS HAWAII

HOTEL MANAGEMENT AGREEMENT

EMBASSY SUITES™ - WAIKIKI BEACH WALK™ HOTEL

THIS AGREEMENT is made effective as of January 10, 2006 (the “Commencement Date”), by and between EBW Hotel LLC, a Hawaii limited liability company (“EBW”), Waikele Venture Holdings, LLC, a Delaware limited liability company (“Waikele”), Broadway 225 Sorrento Holdings, LLC, a Delaware limited liability company (“Sorrento”), and Broadway 225 Stonecrest Holdings, LLC, a Delaware limited liability company (“Stonecrest”), as tenants-in-common (EBW, Waikele, Sorrento and Stonecrest being collectively called, “Owner”), and Outrigger Hotels Hawaii, a Hawaii limited partnership, doing business as Outrigger Hotels & Resorts (“Operator”).

BACKGROUND

The entities comprising Owner are the owners, as tenants-in-common pursuant to that certain Tenancy-In-Common Agreement dated of even date herewith, of the hotel that is under construction in the Hotel Apartment of the condominium property regime known as “Beach Walk,” as more specifically described in the Declaration of Condominium Property Regime, Bylaws, and Condominium Map (the “Condominium Documents”) for Beach Walk, which Hotel Apartment and Condominium Documents are more particularly described in Exhibit A attached hereto and made a part hereof. Such Hotel Apartment, together with all improvements located or to be located therein or appurtenant thereto, and all entrances, exits, rights of ingress and egress, easements and appurtenances related thereto, including the front desk and the non-exclusive license in favor of the Hotel Apartment to use the Parking Facility described in the Condominium Documents, are called the “Hotel.” Owner desires to delegate to Operator control and discretion, upon the terms and conditions set forth in this Agreement, (a) in the development, constructing, furnishing, equipping and decorating of the Hotel, and (b) in the marketing, operation, and management of the Hotel, and Operator desires to assume such control and discretion upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Owner and Operator hereby agree as follows:

ARTICLE 1

DEFINITIONS

Definitions. As used in this Agreement the following terms and phrases are either defined below or defined where indicated. For the purposes of interpreting this Agreement, terms appearing in initial capital letters shall have the meaning as defined herein. These same words appearing in lower case shall have their normal meaning in common parlance.

1.1 “Affiliate” means, when used with reference to a specified Person, (a) any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person; (b) any Person that directly or indirectly is the beneficial owner or possesses voting power of fifty percent (50%) or more (directly or indirectly) of any class of equity securities of the specified Person; or (c) any Person, of which the specified Person is directly or indirectly the beneficial owner or possesses voting power of fifty percent (50%) or more of any class of equity securities.

1.2 “Agency Accounts” is defined in Section 6.1.

1.3 “Annual Capital Budget” is defined in Section 9.1.

1.4 “Annual Operating Budget” is defined in Section 9.1.

1.5 “Annual Budgets” means the Annual Capital Budget and the Annual Operating Budget.

1.6 “Annual Financial Statement” is defined in Section 9.2.

1.7 “Business Day” means any day other than Saturday, Sunday, any day that is a legal holiday in the State of California or Hawaii, or any other day on which banking institutions in California or Hawaii are authorized to close.

1.8 “Chain Services” is defined in Section 4.1.

1.9 “Commencement Date” is defined in the first paragraph of this Agreement.

1.10 “Construction Budget” means the budget for the development and construction of the Hotel setting forth all of the anticipated costs and expenses for development, design, construction and financing, as set forth in Exhibit D attached hereto and in that certain Waikiki Beach Walk Cash Flow: Hotel, dated June 27, 2005, both of which have been approved by Owner and Operator, and as may be amended from time to time, subject to Section 3.2.5.

1.11 “Construction Contract” means that certain Construction Contract dated May 3, 2005, by and between Outrigger Hotels Hawaii, as Owner, and Charles Pankow Builders, Ltd., as contractor, as the same has been or may be amended from time to time.

1.12 “Construction Loan” is defined in Section 3.1.1.

1.13 “Construction Plans” means those certain plans and specifications listed in Waikiki Beach Walk Hotel – Guestroom Renovations dated April 18, 2005, and Addendum #1 dated April 28, 2005, pursuant to which the improvements of the Hotel are being constructed.

1.14 “Construction Schedule” means those certain Embassy Suites Construction Schedules dated October 5, 2005 and October 10, 2005.

1.15 “Expiration Date” is defined in Section 2.3.

1.16 “Extension Period” is defined in Section 2.1.

1.17 “Fiscal Year” means each calendar year during the Term and shall include any and all full and partial Fiscal Years.

1.18 “FF&E” means the furniture, fixtures and equipment used or to be used in the operation of the Hotel, and shall include guest room, corridor, lobby furnishings, office furniture and equipment, appliances, art work, carpeting, computers (excluding proprietary computer systems or software used in connection with the Hotel and either owned by Operator or owned by third parties and licensed to Operator, including the “JD Edwards” software program, systems or software that comprise the “Reservation Service,” as such term is defined in the Franchise Agreement, and such other software program(s) that Operator may be licensed to use at the Hotel), electronic data processors, telephones, televisions, radios, signs and vehicles.

1.19 “Force Majeure” is defined in Section 24.3.1.

1.20 “Franchise Agreement” means that certain Franchise License Agreement dated January 25, 2005, under which Franchisor, as Licensor, granted a license to Operator, as Licensee, to operate the Hotel under the name, “Embassy Suites - Waikiki Beach Walk,” as assigned to and assumed by ESW LLC, a Hawaii limited liability company, and amended pursuant to that certain Assignment and Assumption of, and Amendment to, License Agreement dated as of December 15, 2005, and as further assigned to and assumed by (or intended to be assigned to and assumed by) Owner.

1.21 “Franchisor” means Promus Hotels, Inc., a Delaware corporation, Licensor under the Franchise Agreement.

1.22 “Gross Operating Profit” is defined in Section 5.3.

1.23 “Gross Revenues” is defined in Section 5.2.

1.24 “Hotel” is defined in the Preamble.

1.25 “Hotel Employees” is defined in Section 3.3.

1.26 “Hotel Expense” is defined in Section 8.1.

1.27 “Including” means “including without limitation,” unless otherwise expressly provided.

1.28 “Initial Term” is defined in Section 2.1.

1.29 “Land” is defined in the Preamble.

1.30 “Management Fee” is described in Section 5.1.

1.31 “Minimum Working Capital Amount” is defined in Section 7.1.

1.32 “Monthly Financial Statements” is defined in Section 9.2.

1.33 “Owner’s Expense” means any and all costs and expenses incurred by Owner or by Operator, for and on behalf of Owner, under this Agreement and for Owner’s account and at Owner’s separate expense to be paid by Owner from Owner’s own funds (a) from the Agency Accounts, but only if and to the extent there are available funds after Gross Operating Profit has been determined and Management Fees, debt service and Hotel Expenses have been paid, or (b) on a cash basis from Owner.

1.34 “Person” means any individual, partnership, limited liability partnership or company, corporation, trust, estate, association, governmental agency, regulatory authority or other entity of any kind or nature whatsoever.

1.35 “Prime Rate” means the rate of interest reported in The Wall Street Journal as the “Prime Rate” in its general guide to money rates and described as the base rate on corporate loans at large U.S. money center commercial banks, it being understood that such rate is a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. In the event this rate is reported as a range of rates, the rate used for purposes of this Agreement shall be the highest rate reported. In the event the interest rate index stated above ceases to be available, Operator may substitute any similar index, whether or not reported in The Wall Street Journal, and Operator’s selection shall be conclusive and binding on Owner. In such event, and until Operator selects a substitute index, interest shall accrue at the rate in effect at the time the index was determined to be unavailable.

1.36 “Reserve Fund” is defined in Section 10.1.

1.37 “Term” is defined in Section 2.3.

1.38 “Trademark License Agreement” means that certain Trademark License Agreement dated as of December 15, 2005, by and between Outrigger Hotels Hawaii, as Licensor, and ESW LLC, as Licensee, which is being assigned by ESW LLC to Owner, and assumed by Owner, concurrently with this Agreement.

1.39 “Working Capital” is defined in Section 7.1.

ARTICLE 2

TERM

2.1 Initial Term. The initial term of this Agreement (“Initial Term”) shall be for a period of one (1) year, commencing as of the Commencement Date, unless this Agreement is sooner terminated or extended in accordance with the provisions hereof.

2.2 Extension Periods. The Term of this Agreement shall be renewable annually. Unless any Owner or Operator has provided written notice to the other party, at least six (6) months prior to the date upon which the Term then in force would otherwise expire, of the notifying party’s election not to extend the Term, such Term then in force shall be extended by a period of one (1) year (each, an “Extension Period”). The Term, with all Extension Periods, shall not exceed twenty-five (25) years without the express, written and unanimous consent of all entities comprising Owner and of Operator.

2.3 Term. The “Term” of this Agreement shall be the Initial Term and any and all Extension Periods that the parties have elected to exercise. The “Expiration Date” shall occur on the expiration of the Term.

ARTICLE 3

OPERATION OF HOTEL BY OPERATOR

3.1 Operator’s Authority. Owner engages Operator to be the sole and exclusive operator and manager of the Hotel upon the terms and conditions of this Agreement. Except as otherwise provided in this Agreement, and subject to Section 3.2 and the approved Annual Budgets, Operator shall have absolute control and discretion: (a) in the development, constructing, furnishing, equipping and decorating of the Hotel, and (b) in the marketing, operation, and management of the Hotel, including the following:

3.1.1 endeavor to obtain or cause to be obtained any permits or approvals necessary for the Hotel from time to time; to cause the completion of construction, furnishing and equipping of the Hotel in accordance with the Construction Schedule, the Construction Plans, the Construction Budget, and all applicable building and other governmental permits; to furnish the Hotel in conformity with the Construction Budget; to obtain financing for the development, construction, furnishing and equipping of the Hotel (the “Construction Loan”), substantially in accordance with the terms, provisions, and conditions set forth in that certain “Embassy Suites Hotel Conversion, Summary of Terms & Conditions” dated October 2, 2005, prepared by the construction lender; to cause the Hotel to open in accordance with the Construction Schedule; to administer and implement, as Owner’s agent, development and construction-related contracts and agreements in existence as of the Commencement Date, at the expense of Owner, including (i) the Construction Contract; (ii) that certain Turnkey Agreement dated as of April 4, 2005, between ABW Lewers LLC and ESW LLC, which was assigned by ESW LLC to Owner (the “Turnkey Agreement”); and (iii) that certain Reimbursement Agreement dated as of April 4,2005, between ABW Lewers LLC and ESW LLC, which was assigned by ESW LLC to Owner (the “Reimbursement Agreement”); pursuant to which agreements ABW Lewers LLC is constructing certain improvements on behalf of Owner and the Hotel.

3.1.2 except as otherwise set forth in this Section 3.1, the right, authority and power, either by itself or as part of an association, to administer and implement, as Owner’s agent, contracts, leases and agreements relating to the Hotel in existence as of the Commencement Date, including Owner’s obligations as a member of, and under, that certain WBW CHP, LLC Limited Liability Operating Agreement dated as of December 15, 2005, pursuant to which ABW Lewers LLC is constructing, on behalf of WBW CHP, LLC, a chilled water system that will service the Hotel, at the expense of Owner; provided, however, that Operator may accept contracts or reservations for the use of guest rooms, banquet facilities, or meeting rooms or other facilities at the Hotel, including all individual, group and corporate contracts or reservations and airline crew reservation contracts, regardless of whether secured by deposits. Owner hereby agrees to execute any such contracts, leases, or agreements upon the request of Operator;

3.1.3 the right, authority and power to determine the terms of admittance, charges for rooms and charges for entertainment (which rights specifically allow Operator to charge varying rates to different customers or groups of customers and allow Operator, in its discretion, to permit persons to occupy rooms or suites at the Hotel at rates lower than published rates or free of charge), credit policies (including arrangements with credit card organizations, catering operations, etc.) and all phases of advertising, promotion and publicity relating to the Hotel;

3.1.4 subject to the provisions of Section 3.3 (Hotel Employees), the right, authority and power to determine labor policies (including wage rates, the hiring and discharging of employees, and the installation of employee retirement or other benefit plans) and, at Operator’s discretion, to enroll Hotel Employees in such pension, medical, health, life insurance and similar employee benefit plans which are customary in the industry and otherwise available to employees of other hotels operated by Operator or its Affiliates. Such plans may be joint plans for the benefit of employees at more than one hotel operated by Operator or its Affiliates, in which case employer contributions to such plans, along with reasonable administrative expenses incurred in connection therewith, will be Hotel Expenses. Operator will equitably apportion the administrative expenses of any joint plans among the properties covered thereby; and

3.1.5 the right to purchase and contract for goods, supplies and services (including Chain Services) for the Hotel from Operator or any of Operator’s Affiliates so long as the prices, terms and quality of goods, supplies and/or services rendered are competitive with the prices, terms and quality of goods, supplies and/or services otherwise available if Operator were to negotiate for such goods, supplies and/or services on an arm’s length basis from unrelated third party providers. Operator may negotiate itself or may pay to an Affiliate a fee for the negotiation of contracts for the direct purchase from independent suppliers of goods, supplies and/or services so long as the prices and terms for such goods, supplies and/or services when added to such fee are competitive with the prices and terms for goods, supplies and/or services of equal quality available from unrelated third parties. All costs incurred by Operator or its Affiliates under this Section are to be charged to the operation of the Hotel on the same basis as charged to the operation of other hotels owned or operated by Operator or its Affiliates.

3.2 Limitation on Operator’s Authority. The provisions of Section 3.1 (Operator’s Authority) are subject to Owner’s right to approve (including by approval of the Annual Budgets, provided that approval of any Annual Budget shall not constitute Owner’s approval of any item hereunder unless such Annual Budget identifies any such item with sufficient particularity) the following:

3.2.1 legal proceedings in connection with the Hotel that do not result from the ordinary course of Hotel operations;

3.2.2 approval of the Annual Budgets in accordance with Section 9.1;

3.2.3 any sale, lease or re-lease of all or any portion of the Hotel (other than space licenses or concessions (or similar arrangements, if any), and rentals (hiring) of guest rooms in the normal course of business of the Hotel);

3.2.4 any negotiation, re-negotiation, and approval of any indebtedness secured by any mortgage, deed of trust, or other blanket lien recorded against the entire Hotel;

3.2.5 the making of any material change to the Construction Plans, including any material change that materially affects the design, cost, value or quality of the improvements of the Hotel as shown on the Construction Plans. For purposes of this paragraph, a change that materially affects the cost of the improvements of the Hotel means any change of greater than $750,000 (in the aggregate with all such changes relating to the same subject matter) from the amounts set forth in the Construction Budget;

3.2.6 use of cash receipts for the repayment of any indebtedness in excess of regularly scheduled debt service payments or payments required under loan documents executed and delivered with regard to the Hotel;

3.2.7 entering into any contract on behalf of the Hotel or causing Owner to be obligated for any obligation which, in the aggregate with all contracts relating to the same subject matter, is greater than $750,000, unless such contract or obligation is approved in the Annual Budgets or is otherwise a Hotel Expense permitted under Section 9.1.1; and

3.2.8 the purchase and/or contract for goods, supplies and services (including Chain Services) for the Hotel from Operator or any of Operator’s Affiliates if (a) the prices, terms and quality of goods, supplies and/or services rendered are not competitive with the prices, terms and quality of goods, supplies and/or services otherwise available if Operator were to negotiate for such goods, supplies and/or services on an arm’s length basis from unrelated third party providers, and (b) such purchase and/or contract for goods, supplies and services is not otherwise approved by Owner through the Annual Budgets.

3.3 Hotel Employees. During the Term, all personnel regularly employed at the Hotel, including the general manager, who shall report to Operator and not Owner (collectively, the “Hotel Employees”), shall remain the employees of Operator; provided, however, that Owner shall pay for all of the costs of employment of the Employees during the Term (“Wages and Benefits”), including:

3.3.1 wages; salaries; bonuses; benefits or rights granted to the Employees, whether under the terms of any pension, profit sharing, employee benefit and similar plans, if any, applicable to the Employees, or any existing employment or consulting contract with regard to the Employees;

3.3.2 the employer’s portion of social security taxes, employer unemployment insurance contributions and assessments;

3.3.3 workers’ compensation insurance;

3.3.4 TDI insurance;

3.3.5 prepaid healthcare; vacation and sick leave pay; and

3.3.6 employee benefit plan contributions earned by the Employees for service during the Term.

Owner shall also pay to Operator, together with the Wages and Benefits, general excise tax imposed thereon. Operator shall have the right during the Term to direct, supervise, train and assign work schedules, duties and assignments to the Hotel Employees in connection with the operation of the Hotel.

3.4 Standard of Operation. Operator shall operate the Hotel during the Term as a first class hotel and shall provide or cause to be provided all amenities in connection therewith. Owner and Operator acknowledge that the operation of the Hotel shall be as a first class hotel if such operation complies with the building standard required under the Trademark License Agreement and the standards specified in the Manual described in the Franchise Agreement.

ARTICLE 4

CHAIN SERVICES

4.1 Chain Services Generally. The Management Fee covers Operator’s basic operation and management of the Hotel. Operator agrees to make available to Owner specialized services for marketing, reservations, information technology, accounting, human resources and purchasing (the “Chain Services”). The cost for the Chain Services shall be paid for by Owner in accordance with the Annual Operating Budget, and Operator shall, upon request by Owner in connection with any Annual Operating Budget review process, provide to Owner details, including methodology, used to calculate the costs for the Chain Services reflected in any such Annual Operating Budget.

4.2 Payment for Chain Services. On the fifth (5th) day of each calendar month during the Term and on the fifth (5th) day of the calendar month immediately following the end of the Term, all fees and expenses for Chain Services provided by Operator, together with general excise tax imposed thereon, if any, for the preceding calendar month as then estimated by Operator shall be paid by Owner. If such estimated amounts paid to Operator prove to be different from the amounts shown on the Monthly Financial Statement subsequently delivered by Operator to Owner, the installments for that month shall be recomputed on the basis of such statement and appropriate adjustments shall be made in the estimated amount due for the next succeeding month(s).

ARTICLE 5

OPERATOR’S FEES

5.1 Management Fees. During the Term, Operator shall be paid, in respect of its management services hereunder, a “Management Fee” comprising the following:

5.1.1 commencing from and after the date on which Franchisor under the Franchise Agreement authorizes Licensee to open for business (“Open”) or, if Licensee has not fully complied with the terms of the Franchise Agreement, to conditionally open for business (“Conditional Opening”), and to make available the facilities, guest rooms or services of the Hotel under the Licensed Brand, “Embassy Suites™” (such date being defined as the “Opening Date” under the Franchise Agreement), and continuing throughout the Term, the amount of three percent (3%) of Gross Revenues during the Term, payable monthly as set forth in Section 5.4 (Payments to Operator); and

5.1.2 commencing from and after the earlier to occur of the Opening Date or the date of Conditional Opening (as such terms are defined in the Franchise Agreement) and continuing throughout the Term, six percent (6%) of Gross Operating Profit, payable monthly as set forth in Section 5.4 (Payments to Operator);

provided however, that the sum of the payments under Sections 5.1.1 and 5.1.2, for any Fiscal Year (or portion thereof), shall not exceed three and one-half percent (3.5%) of Gross Revenues for such Fiscal Year (or portion thereof) during the Term.

5.2 Gross Revenues. As used in this Agreement, “Gross Revenues” means all revenues and income of any kind derived directly or indirectly from the operation of the Hotel, whether on a cash basis or on credit, paid or unpaid, collected or uncollected, determined in accordance with generally accepted hotel accounting principles applied on a basis consistent with those of the preceding year, excluding, however:

5.2.1 federal, state and municipal excise, sales and use taxes collected directly from patrons or guests or as a part of the sales price of any goods, services or displays, such as transient accommodations, gross receipts, admission, cabaret or similar or equivalent taxes;

5.2.2 proceeds of claims under any insurance policies, except for proceeds under any business interruption insurance;

5.2.3 gains arising from the sale or other disposition of capital assets;

5.2.4 any tax refunds or reversal of any contingency or tax reserves;

5.2.5 any proceeds from sales of any of Owner’s real or personal property, including any proceeds resulting from condemnation proceedings or the threat of condemnation;

5.2.6 gratuities collected and retained by Hotel Employees or paid to the Hotel for distribution to such employees;

5.2.7 delivery charges billed to and collected from customers at cost;

5.2.8 complimentary rooms authorized by Operator and given to speakers, dignitaries, the general manager, Hotel Employees, Owner, travel agents or anyone else;

5.2.9 revenues collected by Operator that are part of a package or plan, such as a car package or meal plan, and that are credited to or paid to a third party; and

5.2.10 revenues from the Parking Facility as described in the Condominium Documents.

5.3 Gross Operating Profit. As used in this Agreement, “Gross Operating Profit” means Income Before Management Fees and Fixed Charges, which is determined by deducting Hotel Expenses from Gross Revenues. The term, “Income Before Management Fees and Fixed Charges,” is defined in A Uniform System of Accounts for Hotels, Ninth Revised Edition.

5.4 Payments to Operator. On the fifth (5th) day of each calendar month, Operator shall be paid the Management Fee specified in Section 5.1 for the preceding calendar month as then reasonably estimated by Operator and disclosed to Owner, along with any amounts due Operator under ARTICLE 3 (Operation of Hotel by Operator) and ARTICLE 4 (Chain Services). If the estimated amounts paid to Operator shall prove to be different from the amounts shown on the Monthly Financial Statement subsequently delivered by Operator to Owner, the Management Fee for the month for which it was paid shall be recomputed on the basis of the amounts so shown and appropriate adjustments shall be made (without consideration of interest on any overpayment or underpayment) in the amount of the Management Fee otherwise due for the next succeeding month (or months, if necessary).

ARTICLE 6

BANK ACCOUNTS AND CASH DISBURSEMENTS

6.1 Possession of Funds. Subject to this Agreement, Operator, as agent of Owner, shall have possession and control of the Gross Revenues and all other funds utilized in the Hotel’s operation. All funds received by Operator in the operation of the Hotel, including Working Capital provided by Owner, shall be deposited in one or more accounts (“Agency Accounts”) with Bank of Hawaii or such other federally insured bank depository as Operator may from time to time select with Owner’s approval, which approval shall not unreasonably be withheld or delayed.

6.2 Risk of Loss. Owner shall bear all losses resulting from any failure or insolvency of the bank, trust company or other financial institution in which the Agency Accounts or the investments authorized by Section 6.1 are maintained. Upon the termination of this Agreement, and the payment to Operator of all amounts due Operator upon such termination, all remaining amounts in the Agency Accounts to which Owner is entitled shall be transferred to Owner.

6.3 Distribution of Funds to Owner. After adequate Working Capital reserves have been provided in accordance with ARTICLE 7, Operator shall, on the twentieth (20th) day of each calendar month during the Term, pay to Owner any remaining surplus funds and accrued interest, if any, thereon that are not required for current obligations.

ARTICLE 7

WORKING CAPITAL

7.1 Owner to Provide Working Capital. Owner shall provide Operator at all times with cash sufficient in Operator’s opinion to finance and support the uninterrupted and efficient operation of the Hotel from time to time and the performance by Operator of its obligations under this Agreement (“Working Capital”), which amount should at any time approximate Five Hundred Thousand Dollars ($500,000.00) (“Minimum Working Capital Amount”). Operator acknowledges that, as of the date of this Agreement, Owner has delivered to Operator an amount equal to the Minimum Working Capital Amount, and Owner agrees that Operator may use the same as Working Capital in accordance with the Annual Operating Budget and the provisions of this Agreement. At no time during the Term shall the amount of Working Capital available to Operator be less than the Minimum Working Capital Amount. Under no circumstances shall Operator be obligated to provide its own funds for the operation of the Hotel.

7.2 Additional Working Capital. If the operation of the Hotel requires the infusion of Working Capital in addition to that which is available in the Agency Accounts, Owner shall procure and deliver to Operator, within ten (10) Business Days after receiving notice from Operator of the need therefor, such additional funds as are required to finance and support the uninterrupted and efficient operation of the Hotel. In the event Owner fails to pay such additional funds, Operator may, at Operator’s sole discretion, advance such additional funds, whereupon Owner shall pay to Operator from Owner’s own funds and not as a Hotel Expense, commencing as of the first day on which Operator advances such funds and ending on the date on which Owner repays to Operator funds advanced by Operator, interest on the delinquent amount at a rate equal to four (4) percentage points above the Prime Rate.

ARTICLE 8

EXPENSES

8.1 Expenses of Owner. Unless this Agreement expressly provides for an item or service to be at Operator’s own expense, all costs and expenses incurred by Operator in the performance of Operator’s obligations under this Agreement shall be for and on behalf of Owner and for its account, and each of the same shall be a “Hotel Expense,” except as and to the extent this Agreement provides expressly for any of them to be at Owner’s separate expense to be paid by Owner from Owner’s own funds on a cash basis and not from the Agency Accounts.

8.2 Owner’s Debts and Liabilities. All debts and liabilities incurred with or owed to third parties by Operator on behalf of either Owner or the Hotel, in the normal course of business, and within the authority granted to Operator herein, are and shall remain the sole obligations of Owner.

8.3 Payment of Construction Costs and Use of Construction Loan Proceeds. Construction costs are Owner’s Expenses that shall be paid for by Owner on a cash basis from Owner’s own funds (and not from the Agency Accounts) and shall be reimbursed by Owner to Operator. Construction Loan proceeds shall be disbursed and applied as set forth in Exhibit E attached hereto and made a part hereof.

ARTICLE 9

ANNUAL BUDGETS AND FINANCIAL STATEMENTS

9.1 Annual Budgets

9.1.1 Operator shall, not later than sixty (60) days prior to the commencement of each Fiscal Year, prepare an estimate of operating revenues and expenses for the ensuing Fiscal Year (“Annual Operating Budget”) and an estimate of capital expenses for the ensuing Fiscal Year (“Annual Capital Budget”) (together the “Annual Budgets”); provided that the Annual Budgets for the first Fiscal Year shall be prepared by Operator within ninety (90) days after the Commencement Date. The Annual Budgets must be approved by Owner (which approval shall not unreasonably be withheld and shall be deemed given unless a specific written objection is delivered by any Owner to Operator within thirty (30) days after submission to Owner of each Annual Budget) and thereafter may not be exceeded without Owner’s prior written approval, which approval shall not unreasonably be withheld, except that the Hotel Expenses in the Annual Operating Budget may be exceeded in the aggregate by not more than ten percent (10%) of the amount of Hotel Expenses in that Annual Operating Budget without Owner’s approval.

9.1.2 Owner acknowledges that any increase in the occupancy levels of the Hotel over the levels estimated in the Annual Operating Budget during any Fiscal Year or other budgeting period may have a direct effect on and may cause a corresponding increase in the expenses of the Hotel. Owner therefore agrees that any consequential increases in expenses in the Annual Operating Budget (not to exceed ten percent (10%) in any line item of that Annual Operating Budget) which are a result of such increases in occupancy levels shall be deemed approved by Owner, and need not be submitted to Owner for approval nor will they count as increases over the previously approved budget amount, i.e., such increases will not be included as excess expenses in calculating the percentage limit set forth above. Operator shall otherwise use reasonable efforts to adhere to the Annual Budget and, if requested by Owner, Operator will hold quarterly meetings with Owner to review the results of the Hotel operations. If, between quarterly meetings, Operator finds it necessary to exceed the Annual Budget authorizations as approved and permitted herein, Operator will give notice to Owner requesting approval for such excess; such approval shall not unreasonably be withheld and shall be deemed given unless a specific written objection is delivered by any Owner to Operator within ten (10) days after submission thereof to Owner. If Owner and Operator are unable to reach agreement with respect to individual expense items in the Annual Budgets for a particular Fiscal Year, the Annual Budgets shall be implemented for such Fiscal Year with respect to expense items which are not in dispute, and expense items in dispute shall be kept at the same level of such expense items for the previous Fiscal Year, adjusted, however, by any increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, All Items, All Urban Areas (1982-84=100) for Honolulu (the “CPI”), from the first day of the previous Fiscal Year. In the event Owner and Operator cannot resolve any disputed expense item, such dispute shall be resolved by the Dispute Resolution Procedures.

9.2 Financial Statements. Within twenty (20) days after the end of each calendar month during the Term, Operator shall furnish to Owner an accounting of the fees and expenses under this Agreement, which shall include a profit and loss statement and an operating cash flow statement consistent with the format attached hereto as Exhibit B and made a part hereof (the “Monthly Financial Statement”). Within ninety (90) days after the end of each Fiscal Year, Operator shall submit to Owner a statement of operations for the Hotel, including a profit and loss statement, a statement of financial position and a statement of cash flow, providing a comparison of such profit and loss statement against the profit and loss statement of the Annual Operating Budget for the Fiscal Year just concluded, and, where available, the prior Fiscal Years’ results (the “Annual Financial Statement”), along with such other financial reports and information as may be reasonably requested by Owner.

9.3 No Reliance on Projections. Owner hereby represents that in entering into this Agreement Owner has not relied, and agrees that in the future it will not rely, on any budgets, projection of earnings, statements as to the possibility of future success or other similar matter, including the Annual Budgets (“Projections”), which may have been or may hereafter be prepared by Operator. Owner hereby acknowledges and agrees that the Projections are good faith estimates only and that unforeseen circumstances may make adherence to the Projections impracticable, and that any use of the Projections by Owner shall be subject to this understanding.

9.4 Location and Availability of Records. The books and records of the Hotel shall be maintained at the Hotel or such other place designated by Operator and approved by Owner from time to time and shall, during regular business hours, be available for inspection and duplication by Owner and its designated representatives including, without limitation, attorneys, auditors, and accountants, at Owner’s Expense.

ARTICLE 10

FF&E RESERVE FUND

10.1 Reserve Fund. Twenty (20) days after the end of each calendar month during the Operating Term, Operator shall transfer from the Agency Accounts to an account designated by Owner, an amount equal to four percent (4%) of the Gross Revenues of the Hotel for such preceding month, for the purpose of establishing a reserve fund (the “Reserve Fund”) to pay for replacement of and additions to the FF&E in accordance with the Annual Budgets. Any proceeds from sales of FF&E shall be transferred to Owner, and all interest earned on the Reserve Fund shall accrue to the Reserve Fund; provided, however, that the Reserve Fund shall not exceed $500,000.00 at the end of any calendar month without the consent of Owner. If in any Fiscal Year the Reserve Fund is inadequate to meet FF&E expenses during such Fiscal Year, Owner shall have the obligation to make up the amount of any shortfall. Upon the termination of this Agreement, the balance of the Reserve Fund shall be paid to Owner.

ARTICLE 11

MAINTENANCE AND REPAIRS;

CAPITAL EXPENDITURES

11.1 Maintenance and Repair Expenditures. To the extent sufficient Working Capital is made available and to the extent included in the Annual Budgets or otherwise approved by Owner, Operator will make such expenditures for repairs and maintenance (excluding structural or other extraordinary repairs not required to be made on an emergency basis) as it deems necessary to keep the Hotel in good operating condition.

11.2 Annual Capital Expenditures Plan. Operator shall prepare annually, for Owner’s approval, a capital expenditures plan (the “Annual Capital Budget”) outlining expenditures for replacements of FF&E and other capital expenditures deemed necessary or desirable by Operator during the ensuing Fiscal Year. Owner’s consent to the Annual Capital Budget shall not unreasonably be withheld and shall be deemed given unless a specific written objection thereto is delivered by any Owner to Operator within thirty (30) days after submission thereof. Operator shall make such substitutions and replacements or renewals to FF&E as it deems necessary or desirable, up to the amount set forth in the Annual Capital Budget in effect from time to time, and to the extent sufficient funds in the Reserve Fund are available. No expenditure will be made in excess of such amount or for any other capital improvement without the approval of Owner. The FF&E component of the Annual Capital Budget prepared by Operator shall be paid for from monies held in the Reserve Fund and, where such monies are insufficient to pay for such expenditures, Owner shall pay for such shortfall with Owner’s own funds.

11.3 Owner’s Right to Alter/Improve Hotel. Owner may, at any time but subject to any loan requirements and the Franchise Agreement, at Owner’s Expense, make such alterations or improvements in or to the Hotel as Owner and Operator shall mutually approve and as shall be included in the Annual Capital Budget. All alterations or improvements shall be made in a manner to cause the least practicable interference with the operation of the Hotel, and only in accordance with the mutually approved Annual Capital Budget. No Hotel expansion shall be undertaken or commenced by Owner without Operator’s prior written reasonable approval of such expansion, including the plans, specifications, drawings, architect and contractor therefor. In the event (i) any alterations, additions or improvements, structural or nonstructural, are required to bring the Hotel into compliance with any applicable requirements under all laws, ordinances, orders, rules and regulations of authorities with jurisdiction over the Hotel (“Governmentally Required Improvements”); or (ii) any alterations, additions or improvements, structural or nonstructural, that are treated as “capital improvements” under generally accepted accounting principles, are required to maintain the standard of operation for the Hotel, Owner shall make such improvements from Owner’s own funds on a cash basis and not from the Agency Accounts, at the earlier to occur (such earlier date being called the “Completion Date”) of (a) a time mutually agreed to by Owner and Operator, or (b) before any litigation, action, claim or proceeding is filed against the Hotel seeking to enforce the law, ordinance, order, rule or regulation requiring such Governmentally Required Improvements. Operator and Owner shall promptly provide to the other party a copy of any notice received by Operator or Owner, as the case may be, with respect to any such threatened or actual litigation, action, claim or proceeding.

11.4 Owner’s Failure to Alter/Improve Hotel in Time Required. In the event Owner fails to make Governmentally Required Improvements by the Completion Date, Operator may, at Operator’s election, (a) terminate this Agreement, or (b) to make the improvements required, and in the event Operator elects to make the required improvements, Owner shall pay to Operator from Owner’s own funds and not as a Hotel Expense, commencing as of the first day after the payment is due to Operator, interest on the delinquent amount at a rate equal to four (4) percentage points above the Prime Rate.

11.5 Capital Expenditures. Owner and Operator shall agree upon a person or entity, which person or entity may be Operator, to supervise and direct, in the manner and to the extent agreed upon by Owner and Operator, the Hotel’s programs of capital expenditures authorized from time to time by the provisions of this ARTICLE 11. If such person or entity is agreed to be Operator, Operator shall be entitled to receive reasonable compensation for these services as agreed upon by Owner and Operator in addition to any other amounts payable to Operator under this Agreement.

ARTICLE 12

INSURANCE

12.1 Policies to be Carried. In the name of Owner and Operator, and as a Hotel Expense (except as provided in Section 12.2), Operator shall, from and after the Commencement Date, procure and maintain in full force and effect insurance as is reasonably customary from time to time for hotels of equivalent class for the hotel industry in Hawaii, the policies of which shall be subject to Operator’s and Owner’s mutual approval as to form and content, including policy coverages, premiums and deductibles. Such insurance shall include the following:

12.1.1 General Liability. A policy of commercial general liability insurance with respect to the Hotel and the business conducted therein by Operator with such limits, deductibles, and coverages from time to time as a prudent businessperson would require, but in no event shall such policy be less than $10,000,000.00 per occurrence and in the aggregate for bodily and personal injury including property damage, or a combined single limit of $10,000,000.00.

12.1.2 Property Insurance. A policy of property insurance to insure against risks of direct physical loss not otherwise excluded (commonly referred to as all risk coverage that includes windstorm/hurricane) and flood. All insurance proceeds from such policy in the event of a casualty shall be deposited into an Agency Account, to be established by Owner and Operator, for the purpose of repairing, replacing and reconstructing the Hotel in accordance with this Agreement.

12.1.3 Business Personal Property Insurance. A policy of business personal property insurance to cover damage or loss to the FF&E, against risks of direct physical loss not otherwise excluded, in the full replacement cost thereof. All insurance proceeds from such policy in the event of a casualty shall be deposited into an Agency Account, to be established by Owner and Operator, for the purpose of repairing and/or replacing the FF&E in connection with the repair, replacement and reconstruction of the Hotel in accordance with this Agreement.

12.1.4 Business Income Insurance. A policy of insurance covering loss of earnings or business income, with extra expense, resulting from loss or damage by risks of direct physical loss not otherwise excluded, payable to Operator.

12.1.5 Insurance Required By Law. Such insurance or other coverage as may be required by any law, regulation, or ordinance of any federal, state, or municipal government or agency thereof, including workers’ compensation, temporary disability and automobile insurance.

12.2 Insurance Not Required. Owner and Operator agree that neither Owner nor Operator will obtain insurance to cover acts of terrorism and mold infestation and that such risks,

including damage to the Hotel, are assumed by Owner; provided, however, that Owner and Operator shall endeavor, on a commercially reasonable basis, not to purchase insurance policies that expressly exclude such risks. Should Owner desire insurance to cover such risks, Owner will procure such insurance at Owner’s sole cost and expense.

12.3 General.

12.3.1 Policies. All insurance policies required under this Agreement shall be in a form and written by good and responsible insurance companies authorized to do business in the State of Hawaii, holding a “General Policyholders Rating” with a minimum A.M. Best Rating of A- (as set forth in the most current issue of “Best’s Insurance Guide”), and otherwise reasonably satisfactory to Owner and Operator. To the extent reasonably possible, Operator shall furnish to Owner a certificate of insurance and/or evidence of property insurance as evidence for each policy of insurance required to be maintained by Operator hereunder on or before the Commencement Date. Each certificate of insurance and/or evidence of property insurance shall contain a provision that such policy shall not be changed or canceled, nor the coverage reduced, without thirty (30) days’ prior written notice to Owner, and shall evidence the existence and coverages of such insurance with loss payable clauses. All policies of insurance required to be maintained by Operator hereunder shall, to the extent permitted by law, name Owner as an additional insured. Operator reserves the right to obtain additional insurance either under a single policy or under a blanket policy with respect to any and all of the insurance requirements herein.

12.3.2 Blanket Insurance Policy. Any insurance required to be provided by Operator may be provided under policies of blanket insurance which cover other properties and activities of Operator.

12.3.3 Reports. Operator shall periodically (but in no event less frequently than annually and when insurance coverage is materially changed or modified) provide a report or reports to Owner setting forth the specific insurance, including coverage limits, procured by Operator pursuant to Section 12.1. If Owner is dissatisfied with such insurance coverage, Owner shall so advise Operator, and the parties shall endeavor to come to an agreement. If the parties are unable to agree, the matters in dispute shall be resolved pursuant to arbitration.

12.4 No Right of Subrogation; Adequacy of Coverage. All policies of insurance shall provide that the insurance company shall have no right of subrogation against Owner or Operator, their respective agents or employees except in the event of willful misconduct or gross negligence on the part of Owner, Operator, or their respective agents or employees. Owner assumes all risks in connection with the adequacy of any insurance program.

ARTICLE 13

TAXES

13.1 Payment of Taxes.

13.1.1 Operator shall pay when and as the same are due and payable, in the name and on behalf of Owner, in such installments as are permitted by law, all transient accommodation taxes, general excise taxes (including general excise taxes assessed against all payments to Operator under this Agreement, including payments under this Section 13.1.1), gross income taxes, withholding and payroll taxes, and betterment assessments levied or assessed on or against the Hotel or any portion thereof or Gross Revenues therefrom for any fiscal period of the taxing authority, all or any part of which period is included in the Term. The portion of any such amount so paid which is allocable to a period during the Term shall be included as a Hotel Expense.

13.1.2 During the Term, Operator shall pay when and as the same are due and payable, as an Owner’s Expense, in such installments as are permitted by law, all real property taxes levied or assessed on or against the Hotel. Operator shall have absolute control and discretion with respect to all matters relating to real property taxes levied or assessed against the Hotel.

ARTICLE 14

DAMAGE, DESTRUCTION OR CONDEMNATION

14.1 Damage or Destruction. If the Hotel or any portion thereof shall be damaged or destroyed at any time during the Term by fire, casualty or any other cause, Owner shall, subject to the provisions of the Franchise Agreement, have the sole discretion to repair and/or replace the Hotel.

14.1.1 If Owner elects, within twenty (20) days of such fire, casualty or cause, not to repair and/or replace the Hotel, then this Agreement shall automatically terminate upon written notice of such election by Owner to Operator; provided, however, that Owner shall (a) through the date of such termination (or such longer period as required by federal law or the laws of the State of Hawaii) and regardless of whether all or a portion of the Hotel is operating, pay for the Wages and Benefits of, and all payments required by federal law or state laws to, all Hotel employees, together with all general excise taxes imposed thereon and an amount to cover Operator’s reasonable administrative costs and expenses in connection with processing such payment, and (b) pay for, at Owner’s Expense, any and all amounts due and payable, upon termination or thereafter, to Licensor by any party, as Licensee, under the Franchise Agreement.

14.1.2 If Owner elects to repair and/or replace the Hotel (or if Owner fails to provide notice of any election within such 20-day period, in which event Owner shall be deemed to have elected to repair and/or replace the Hotel), then throughout such period of repair or reconstruction Owner shall continue to pay for the Wages and Benefits of all Hotel employees, together with all general excise taxes imposed thereon and an amount to cover Operator’s reasonable administrative costs and expenses in connection with processing such payment; provided, however, that, if permitted by and subject to applicable law, Operator shall reasonably endeavor to minimize such expenses, including the termination of Hotel employees or reassignment of Hotel employees to other hotels operated by Operator.

14.2 Condemnation. If the whole of or a portion of the Hotel shall be taken in any condemnation, expropriation or like proceedings, or if such a portion thereof shall be taken as to make it unreasonable, in Owner’s opinion, to use the remaining portion as a hotel of the type preceding such taking, then this Agreement shall terminate as of the date of such taking; provided, however, that Owner shall (a) through the date of such termination (or such longer period as required by federal law or the laws of the State of Hawaii) and regardless of whether all or a portion of the Hotel is operating, pay for the Wages and Benefits of, and all payments required by federal law or state laws to, all Hotel employees, together with all general excise taxes imposed thereon and an amount to cover Operator’s reasonable administrative costs and expenses in connection with processing such payment, and (b) pay for, at Owner’s Expense, any and all amounts due and payable, upon termination or thereafter, to Licensor by any party, as Licensee, under the Franchise Agreement.

ARTICLE 15

ASSIGNMENT

15.1 No Right to Assign Without Consent of Other Party. Neither Owner nor Operator shall assign this Agreement, or any interest herein, without the prior written consent of the other party, which consent may be withheld for any reason or no reason. No assignment of this Agreement or any portion thereof shall relieve the assignor or transferor of its obligations and liabilities under this Agreement. Notwithstanding the foregoing, Operator or Owner shall be permitted to assign this Agreement to its respective Affiliate without the consent of the other party; provided, however, that such Affiliate shall be bound by the terms of this Agreement.

ARTICLE 16

TRANSFER OF HOTEL

16.1 Owner’s Transfer of Interest in Hotel. In the event Owner Transfers (defined below) its right, title and/or interest in the Hotel either during the Term or prior to the date that is the twenty-fifth (25th) anniversary of the Commencement Date, either (a) any such Transfer shall be subject to this Agreement, or (b) Owner shall pay the Cancellation Fee set forth in Section 19.1.2 below; provided, however, that in the event Franchisor does not consent to the assignment or other transfer of the Licensee’s rights under the Franchise Agreement to Owner or Owner’s designee within one-hundred twenty (120) days after the Commencement Date, Operator acknowledges that Owner is required to reconvey the Hotel to ESW LLC, and upon such reconveyance, Owner and Operator shall cancel and terminate this Agreement and the recorded memorandum hereof without payment of the Cancellation Fee.

16.2 Definition of “Transfer.” “Transfer” means, (a) as a noun, any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance, or other disposition, whether direct or indirect, voluntary or involuntary, by operation of law or otherwise, of all of Owner’s right, title and/or interest in the Hotel or of all of its membership interest or percentage interest in any entity comprising Owner, and (b) as a verb, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, to transfer, sell, assign, exchange, charge, pledge, give, hypothecate, convey, encumber, or otherwise dispose of all of Owner’s right, title and/or interest in the Hotel or of all of its membership interest or percentage interest in any entity comprising Owner; provided, however, that a “Transfer” shall not include any of the foregoing if the result is that ESW LLC, Outrigger Hotels Hawaii or any Affiliate of either of them, does not own any interest, either directly or indirectly, in the Hotel after the subject transaction takes effect.

ARTICLE 17

TERMINATION BY OWNER

17.1 Termination By Owner. The occurrence of any of the following events shall constitute a default and be good cause for Owner to terminate this Agreement without prejudice to any other rights or remedies Owner may have hereunder, or otherwise at law or in equity:

17.1.1 Operator breaches or fails to comply with any material term, covenant or condition of this Agreement or any other contract or agreement with a third party arising under, in connection with or relating to the Hotel or this Agreement, and Operator fails to cure such default within thirty (30) days after receipt of written notice from Owner specifying the exact nature of such default (unless some other cure period is provided in this Agreement, in which event such other cure period shall apply); provided, however, that if such default is curable but not reasonably susceptible of being cured within such thirty (30)-day period, Owner shall not be entitled to terminate this Agreement if Operator commences curing such default within the thirty (30)-day period and thereafter diligently pursues a cure thereof to completion.

17.1.2 Operator makes any assignment of its property for the benefit of creditors.

17.1.3 Operator’s interest under this Agreement is taken on execution of a judgment.

17.1.4 Operator files a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law, or an involuntary petition under any such law is filed against Operator and not dismissed within ninety (90) days thereafter.

17.2 Effective Date. If Owner elects to terminate this Agreement pursuant to Section 17.1.1, such termination shall be effective after the expiration of any cure periods available to Operator under such section, otherwise, such termination shall be effective upon Operator’s receipt of written notice from Owner of Owner’s intention to terminate this Agreement.

17.3 No Termination Without Cause. Owner may not terminate this Agreement without cause.

ARTICLE 18

TERMINATION BY OPERATOR

18.1 Termination by Operator. The occurrence of any of the following events shall constitute a default and be good cause for Operator to terminate this Agreement without prejudice to any other rights or remedies Operator may have hereunder, or otherwise at law or in equity:

18.1.1 Owner breaches or fails to comply with any material term, covenant or condition of this Agreement or another contract or agreement with a third party arising under, in connection with or relating to the Hotel or this Agreement and Owner fails to cure such default within thirty (30) days after receipt of notice from Operator specifying the exact nature of such default (unless some other cure period is provided in this Agreement, in which event such other cure period shall apply); provided, however, that if such default is curable but not reasonably susceptible of being cured within such thirty (30)-day period, Operator shall not be entitled to terminate this Agreement if Owner commences curing such default within the thirty (30)-day period, and thereafter diligently pursues a cure thereof to completion.

18.1.2 Owner makes any assignment of its property for the benefit of creditors.

18.1.3 Owner’s interest under this Agreement is taken on execution of a judgment, including a judgment of foreclosure.

18.1.4 Owner files a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law, or an involuntary petition under any such law is filed against Owner and not dismissed within ninety (90) days thereafter.

18.1.5 Owner fails to pay to Operator any amounts when due hereunder and Operator elects to terminate; provided, however, (1) that Operator must give Owner forty-five (45) days’ prior notice of Operator’s election to terminate for such reason and (2) Owner may cure such default during such notice period by paying funds, which payment would negate Operator’s right to terminate under this subsection. If Owner fails to pay amounts as and when due hereunder, commencing as of the first day after the payment is due to Operator, (i) there shall be a late charge of five (5%) of the delinquent amount, and (ii) interest shall accrue on the delinquent amount at a rate equal to the lower of (x) three (3) percentage points above the Prime Rate or (y) the highest legal rate.

18.2 Effective Date. If Operator elects to terminate this Agreement pursuant to Section 18.1.1 and/or 18.1.5 above, such termination shall be effective after the expiration of any cure periods available to Owner under such section, otherwise such termination shall be effective upon Owner’s receipt of written notice from Operator of Operator’s intention to terminate this Agreement.

18.3 No Termination Without Cause. Operator may not terminate this Agreement without cause.

ARTICLE 19

RIGHTS UPON TERMINATION

19.1 Payment of Fees to Operator; Reimbursement of Other Amounts to Operator.

19.1.1 Upon termination of this Agreement for any reason or upon expiration of the Term, (1) Operator shall be entitled to: (a) reimbursement of all outstanding expenses incurred by Operator pursuant to this Agreement with respect to the Hotel; (b) payment of the Management Fee and any other fees payable under this Agreement (or under any other arrangement entered into between the parties and/or the Affiliates of either in respect of the Hotel), to which Operator and/or its Affiliates would be entitled to through the date of termination; and (c) payment of any other sums due Operator hereunder; (2) Owner shall, through the termination or expiration date, as applicable, pay for the Wages and Benefits of all Hotel employees, together with all general excise taxes imposed thereon and an amount to cover Operator’s reasonable administrative costs and expenses in connection with processing such payment, and (3) payment of any and all amounts due and payable, upon termination or thereafter, to Franchisor by any party, as Licensee, under the Franchise Agreement.

19.1.2 Owner and Operator hereby acknowledge agree that the continued effectiveness of this Agreement is a material consideration to the parties under the Tenancy-in-Common Agreement and to Operator, and that the termination or expiration of this Agreement will result in losses and damages to Operator. Accordingly, in addition to the sums provided for under Section 19.1.1, upon the termination of this Agreement by Owner pursuant to Section 16.1 or as a result of Owner’s default under Section 18.1, Operator shall have the immediate right to a cancellation fee (the “Cancellation Fee”) as liquidated damages and not as a penalty in an amount equal to the following:

(a) for the period from the Commencement Date to the eleventh (11th) anniversary of the Commencement Date, an amount equal to the product of (i) eight (8) times (ii) the Management Fees for the twelve (12) month period immediately preceding the date on which the event that resulted in the termination of this Agreement occurs, and

(b) for the period from the eleventh (11th) anniversary of the Commencement Date to the fifteenth (15) anniversary of the Commencement Date, an amount equal to the product of (i) the Management Fees for the twelve (12) month period immediately preceding the date on which the event that resulted in the termination of this Agreement occurs, times (ii) the following number (factor):

Year of Management Agreement	Factor
12	4
13	3
14	2
15	1;

provided, however, that if this Agreement is so terminated prior to the first (1st) anniversary of the Opening Date, the Management Fees budgeted for the first twelve (12) months after the Opening Date (as such budgeted Management Fees are shown in the Annual Operating Budget), shall be used to calculate the Cancellation Fee. An example of the calculation of the Cancellation Fee is set forth in Exhibit C attached hereto, based on an estimated annual Management Fee.

All entities comprising Owner, on behalf of themselves and their respective members, shareholders, officers and directors, and Operator hereby agree that the Cancellation Fee, as calculated above and as liquidated damages, is commercially reasonable.

19.2 Indemnification of Operator Upon Owner’s Termination of Agreement. Upon the expiration or earlier termination of this Agreement by Owner, Owner shall indemnify, defend and hold Operator harmless against any and all losses, costs, damages, liabilities, claims and expenses, including reasonable attorneys’ fees, arising or resulting from the failure of Owner to provide any of the services contracted for in connection with the business booked in the normal course of business for the Hotel up to and including the date of termination of this Agreement, including any and all business so booked as to which facilities or services are to be furnished subsequent to the date of termination.

19.3 Return of the Hotel and Distribution of Owner’s Funds. Upon termination of this Agreement for any reason, Owner shall be entitled to: (a) return of possession of the Hotel and its FF&E in “as is, where is” condition, and (b) after payment to Operator of all fees and expenses due and payable to Operator pursuant to this ARTICLE 19 and after adequate reserves have been set aside by Operator for payment of Hotel Expenses that remain unpaid at the date of termination, (x) return of all funds held by Operator on Owner’s behalf in any Agency Account or other account, including Working Capital reserves, and (y) payment of all other amounts due and payable by Operator to Owner under this Agreement to the date of termination.

ARTICLE 20

INDEMNIFICATION

20.1 Indemnification by Owner. Operator shall not, in the performance of this Agreement, be liable to Owner or to any other person for any act or omission, whether negligent, tortious or otherwise, of any agent (other than Operator) or employee of Owner. Owner shall indemnify, defend and hold harmless Operator to the fullest extent permitted by law, from any and all liability, loss, damage, cost or expense (including all attorneys’ fees and expenses) arising from or relating to the organization, marketing, operation, direction, management, maintenance or supervision of the Hotel, or any of the foregoing acts or omissions, except to the extent such liability, loss, damage, cost or expense arises from the gross negligence or willful misconduct of Operator or its agents, representatives, officers, or employees. Owner’s duty to indemnify Operator shall survive the termination of this Agreement and shall apply to any event or occurrence arising after the execution of this Agreement.

20.2 Indemnification by Operator. Operator shall indemnify, defend and hold harmless Owner to the fullest extent permitted by law, from any and all liability, loss, damage, cost or expense (including all attorneys’ fees and expenses) arising from or relating to Operator’s actions that fall within the scope of restrictions on Operator’s authority, as expressly set forth in Section 3.2 (Limitations on Operator’s Authority) in this Agreement, except to the extent such liability, loss, damage, cost or expense arises from the gross negligence or willful misconduct of Owner or its agents, representatives, officers, or employees. Operator’s duty to indemnify Owner shall survive the termination of this Agreement and shall apply to any event or occurrence arising after the execution of this Agreement.

20.3 Limitation on Operator’s Liability. In no event shall Owner make any claim against Operator on account of any alleged errors of judgment made in good faith in connection with the performance by Operator and/or its Affiliates of the obligations of Operator expressed herein, nor shall Owner object to any expenditure made by Operator in good faith in connection with the performance of Operator’s obligations hereunder, unless such expenditure is specifically prohibited by this Agreement.

ARTICLE 21

HOTEL TRADE NAME

21.1 Hotel Trade Name. During the Term, the Hotel shall be known by and operated under the name “Embassy Suites – Waikiki Beach Walk.” Owner and Operator acknowledge that Licensor under the Franchise Agreement is and shall remain the owner of the “Embassy Suites” mark, that Operator is and shall remain the owner of the “Waikiki Beach Walk” mark, and that the Hotel will be owned, operated and managed in accordance with and subject to the terms and conditions of the Franchise Agreement and the Trademark License Agreement.

21.2 Other Operator Trade Names/Trademarks. Owner hereby acknowledges and agrees that Operator is and shall remain the owner of the “Waikiki Beach WalkTM,”“OutriggerTM” and “OHANATM” trademarks and services marks, including the logos associated with such trademarks (collectively, the “Operator Trade Names and Trademarks”). The exclusive rights to the use of the Operator Trade Names and Trademarks belong to and shall remain with Operator and are not in any way to be considered appurtenant to the Hotel, regardless whether any of the Operator Trade Names and Trademarks are used by Operator for the first time at the Hotel or elsewhere. By this Agreement, Operator does not grant to Owner the right to use Operator Trade Names and Trademarks, except as may be required under the Franchise Agreement.

21.3 Termination. Upon termination of this Agreement for any reason, and subject to the provisions of the Franchise Agreement, all further rights to use Operator Trade Names and Trademarks shall remain with Operator, and Owner, and each and every other occupant of the Hotel, shall immediately cease all use (including any use on a website or via the internet) of the Operator Trade Names and Trademarks, and all other service marks, slogans, signs, logos and emblems of Operator. Immediately upon termination of this Agreement, and subject to the provisions of the Franchise Agreement, Owner shall make all such physical changes to the Hotel and take all such other action as is necessary to remove from use, in connection with the Hotel, the Operator Trade Names and Trademarks and any and all signs, consumable supplies and other items bearing the Operator Trade Names and Trademarks, and/or any logos, emblems, slogans or service marks of Operator. If Owner fails to take such action within thirty (30) days of termination of this Agreement, Operator, at Owner’s Expense, may enforce Owner’s performance of its obligations hereunder by any legal means.

ARTICLE 22

COMPLIANCE WITH LAWS AND OBLIGATIONS

22.1 Compliance with Laws and Insurance Policies. Provided there is sufficient Working Capital, Operator shall comply with and abide by all applicable requirements of all laws, rules, regulations, requirements, orders, notices, determinations and ordinances of any federal, state or municipal authority and the requirements of insurance companies covering any of the risks against which the Hotel is insured. In the event there is insufficient Working Capital, Owner shall immediately deposit sufficient Working Capital into the Agency Accounts from Owner’s own funds on a cash basis, whereupon Operator shall comply with and abide by all such requirements.

22.2 Right to Contest. Owner shall have the right to contest any alleged violation and to postpone compliance pending the determination of such contest, both as permitted by law. In such event, Owner shall indemnify Operator from any resulting liability, loss, cost, damage or expense (including all fees and expenses of attorneys approved or selected by Operator), unless such violation is proved to have been caused by Operator’s willful misconduct or gross negligence.

22.3 Owner’s Obligations. Owner will observe and perform all obligations to be observed or performed by Owner under any agreement whatsoever in respect of the Hotel. The expense of any legal actions in defense of Owner’s title or obligations shall be Owner’s separate expense paid with Owner’s own funds on a cash basis and not from the Agency Accounts.

ARTICLE 23

RESPONSIBILITY FOR HOTEL OPERATIONS

23.1 Agent of Owner; No Partnership. In the performance of its duties as Operator of the Hotel, Operator shall act solely as agent of Owner. Nothing herein shall constitute a partnership or joint venture between Owner and Operator. All debts and liabilities to third persons incurred by Operator in accordance with the provisions of this Agreement and otherwise in the normal course of its operation and management of the Hotel shall be the debts and liabilities of Owner, whether or not Operator so informs third parties with whom it deals on behalf of Owner (although Operator may so inform such third parties).

23.2 Operator’s Right to Close Hotel. If at any time during the Term it becomes necessary in Operator’s good faith and reasonable opinion to cease operation of the Hotel in order to protect the Hotel and/or the health, safety and welfare of the guests and/or Hotel Employees, then in such event Operator may close and cease operation of all or part of the Hotel and may reopen and commence operation when Operator deems that such may be done without jeopardy to the Hotel, its guests and employees.

23.3 Discounts; Employee Lodging. Operator may, in its discretion, provide food, beverage, lodging or parking at the Hotel, on a complimentary or discount basis, to any employee or guest of Owner or Operator, in accordance with Operator’s policies. Operator, in its discretion, may provide the management of the Hotel suitable living quarters within the Hotel and may allow management to use all Hotel facilities, including food and beverage services, without charge. Any arrangement for the provision of goods and/or services to or for the benefit of the Hotel, the entering into of which is within Operator’s authority hereunder, may be established at Operator’s discretion in a manner permitting payment for Owner’s account in kind, using the Hotel’s facilities. Notwithstanding the foregoing, any actions by Operator under this section shall be consistent and in accordance with the Annual Operating Budget.

ARTICLE 24

MISCELLANEOUS

24.1 Notices. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by (i) facsimile transmission, (ii) personal delivery, (iii) United States registered or certified mail, return receipt requested, postage prepaid, or (iv) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

To Owner:

c/o American Assets, Inc.

11455 El Camino Real, Suite 200

San Diego, California 92130

Attention: John Chamberlain

Tel: (858) 350-2494

Fax: (858) 350-2620

With a copy by e-mail to:

gis@smclawoffices.com

To Operator:

Outrigger Hotels Hawaii

2375 Kuhio Avenue

Honolulu, Hawaii 96815

Attention: Melvyn M. Wilinsky

Telephone: (808) 921-6510

Facsimile: (808) 921-6505

With a copy to:

Cades Schutte LLP

1000 Bishop Street, 12th Floor

Honolulu, Hawaii 96813

Attn: Donna Y. L. Leong, Esq.

Telephone: (808) 521-9232

Facsimile: (808) 540-5026

Notice shall be deemed given on the date of actual delivery as shown by certification receipt, addressee’s registry, facsimile confirmation or other means of verification. Notice may be given by the attorney for any party.

24.2 Governing Law; Jurisdiction. This Agreement is being executed and delivered in the State of Hawaii and shall be governed by and construed and interpreted in accordance with the laws of the State of Hawaii. Owner and Operator hereby agree that disputes between the parties hereto pertaining to this Agreement shall be resolved in federal courts located in the following jurisdictions: (a) Seattle, Washington, with regard to disputes solely between and involving Owner and Operator, or (b) Honolulu, Hawaii, with regard to all other disputes.

24.3 Force Majeure.

24.3.1 Neither party shall be liable to the other in damages nor shall this Agreement be terminated nor a default be deemed to have occurred because of any failure to perform hereunder caused by a Force Majeure.

24.3.2 In this Agreement, the term “Force Majeure” shall mean a war, act of terrorism, hurricane, tsunami, earthquake, fire, flood, explosion, strike, lockouts, labor troubles materially affecting Operator’s ability to obtain sufficient qualified workers or materials, failure of power or other utility service for a period of more than 72 consecutive hours, riots, insurrection, unavoidable accident, civil disturbance, act of public enemy, embargo, war, catastrophic act of God, or any outbreak of disease.

24.3.3 A Force Majeure shall be deemed to have commenced as of the first day of the month in which Operator notifies Owner that an event has occurred after completion of Project construction and that the occupancy reports published by Smith Travel Research indicate a reduction in the average monthly occupancy rates for upper scale hotels located in Waikiki, Hawaii for such month by more than fifteen (15) points from the Base Period Occupancy. “Base Period Occupancy” means the average monthly occupancy rate for upper scale hotels located in Waikiki, Hawaii for the same month in the immediately preceding three (3) years.

24.3.4 The Force Majeure event shall be deemed terminated on the last day of the first month after the commencement of such Force Majeure event in which the average monthly occupancy rates for upper scale hotels located in Waikiki, Hawaii, as applicable, as reported by Smith Travel Research, to be within ten (10) points of the Base Period Occupancy (for the same month of comparison in the immediately preceding three (3) years). If Smith Travel Research ceases to publish such statistics, then such reduction in hotel occupancy rates shall be determined by reference to any successor publication mutually acceptable to the parties. If there is no successor publication, then a new standard shall be substituted by agreement of the parties or arbitration.

24.4 Consent Not Unreasonably Withheld. Except as is otherwise expressly provided herein, whenever in this Agreement the consent or approval of Owner or Operator is required, such consent or approval shall not unreasonably be withheld or delayed and shall be in writing, signed by an officer or agent, thereunto duly authorized, of the party granting such consent or giving such approval. Whenever Operator desires to take any proposed action which requires the approval of Owner, Operator shall give written notice thereof to Owner describing such proposed action in sufficient detail so as to enable Owner to exercise an informed judgment with respect thereto. Except as is otherwise expressly provided herein (a) as soon as practicable thereafter, Owner shall give Operator written notice that Owner either approves or disapproves the proposed action (setting forth Owner’s reasons therefor if it disapproves of such proposed action) or indicating that it needs additional information, and (b) if Owner fails to so respond on or before the tenth (10th) Business Day following the effective date of Operator’s notice to Owner (or the tenth (10th) Business Day following the date Operator’s response to Owner’s request for additional information is delivered to Owner, which tenth (10th) Business Day period shall not be further extended upon delivery of Operator’s response), then Owner shall be deemed to have approved of such action, and (b) in cases where consent or approval is required by Owner or Operator, the failure to respond within twenty (20) days of the receipt of the request for such consent or approval shall he conclusively deemed to constitute the requested consent or approval.

24.5 No Waiver. No assent, expressed or implied, by Owner or Operator to any breach of or default in any term, covenant or condition which this Agreement requires to be performed or observed by the other party shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term, covenant or condition hereof.

24.6 Set-off. Operator shall have the right to set-off against any payments to be made to Owner by Operator under any provision of this Agreement, and against all funds from time to time in the Agency Accounts, any and all liabilities of Owner to Operator, and Owner hereby pledges to Operator all funds from time to time in the Agency Accounts to secure the payment of all of the foregoing liabilities. Operator may withdraw from the Agency Accounts from time to time such amounts as it deems desirable in partial or full payment of all or any portion of said liabilities. The amounts of such withdrawals shall be paid by Owner to Operator on demand for replacement in the respective accounts.

24.7 Invalidity. In the event that any one or more of the phrases, sentences, clauses or paragraphs contained in this Agreement shall be declared invalid by the final and unappealable order, decree or judgment of any court, this Agreement shall be construed as if it did not contain such phrases, sentences, clauses or paragraphs.

24.8 Further Action. Owner and Operator shall execute and deliver all other appropriate supplemental agreements and other instruments, and take any other action necessary to make this Agreement fully and legally effective, binding, and enforceable as between them and as against third parties, including Owner’s filing of such certificates as are required to be filed by persons or entities doing business in a name other than their own, indicating that Owner is engaging in the hotel business at the Hotel under the name of the Hotel.

24.9 No Party Deemed Drafter. Owner and Operator agree that no party shall be deemed to be the drafter of this Agreement and further that in the event that this Agreement is ever construed by a court of law, such court shall not deem either party to be the drafter of this Agreement.

24.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Owner, and its successors, and/or permitted assigns, and shall be binding upon and inure to the benefit of Operator, and its successors and/or permitted assigns.

24.11 Captions. The captions and headings throughout this Agreement and its table of contents (if any) are for convenience and reference only, and shall in no way be held or deemed to define, modify or add to the meaning, scope or intent of any provision of this Agreement.

24.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding all prior agreements or undertakings, oral or written.

24.13 Amendment. This Agreement may be amended only by a writing signed by Owner and Operator.

24.14 Counterparts and Facsimile Signatures. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Facsimile signatures on this Agreement shall be binding and effective for all purposes and shall be treated the same as original signatures on the original documents.

24.15 Confidentiality. Except as otherwise required by applicable law or court order, Owner and Operator shall maintain the confidentiality of this Agreement and the transaction contemplated hereby. Neither party shall disclose the same nor do anything to cause the same to be revealed to any third party without the prior written consent of the other party hereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Hotel Management Agreement to be duly executed effective as of the Commencement Date.

OWNER:	WAIKELE VENTURE HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ John W. Chamberlain

	Its:	President

	By:	/s/ Robert F. Barton

	Its:	CFO

BROADWAY 225 SORRENTO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ John W. Chamberlain

Its:	President

By:	/s/ Robert F. Barton

Its:	CFO

BROADWAY 225 STONECREST HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ John W. Chamberlain

Its:	President

By:	/s/ Robert F. Barton

Its:	CFO

[Signatures continued on next page]

OWNER:	EBW HOTEL LLC, a Hawaii limited liability company

By ESW LLC, a Hawaii limited liability company Its Managing Member

By: Outrigger Retail LLC, a Hawaii limited liability company, Its Managing Member

By: Outrigger Hotels Hawaii, a Hawaii limited partnership Its Managing Member

By: Outrigger Enterprises, Inc., a Hawaii corporation Its General Partner

		By:	/s/ Melvyn M. Wilinsky
Melvyn M. Wilinsky
Its Sr. Vice President and Chief Financial Officer

OPERATOR:	OUTRIGGER HOTELS HAWAII,
a Hawaii limited partnership, dba Outrigger Hotels & Resorts

By Outrigger Enterprises, Inc., a Hawaii corporation Its General Partner

	By	/s/ Melvyn M. Wilinsky
Melvyn M. Wilinsky
Its Senior Vice President

EXHIBIT A

FIRST:

The Hotel Apartment of the condominium property regime known as “Beach Walk” (the “Condominium”), as established by that certain Declaration of Condominium Property Regime of Beach Walk, dated November 10, 2005, and recorded in Bureau of Conveyances of the State of Hawaii as Document No. 2005-230978 and in the Office of the Assistant Registrar of the Land Court of the State of Hawaii (collectively the “Record Office”) as Land Court Document No. 3353847 and noted on Transfer Certificate of Title No. 787,626, (with any amendments called the “Condominium Declaration”) and as shown on the plans of the Condominium filed in the Record Office as Condominium File Plan No. 4113 and Condominium Map No. 1757, (with any amendments called the “Condominium Map”).

TOGETHER WITH the following appurtenant easements:

1. The right to use the Limited Common Elements described in the Condominium Declaration and/or delineated on the Condominium Map(s) as being appurtenant to the Apartment, such right being exclusive to the owner of the Apartment with respect to any Limited Common Element appurtenant solely to the Apartment and otherwise in common with the owners of the other apartments to which the Limited Common Element is appurtenant;

2. Nonexclusive easements for use of the Common Elements designed for such purposes for ingress to, egress from, and support, maintenance and repair of the Apartment; in the other Common Elements for use according to their respective purposes, subject always to the exclusive use of the Limited Common Elements as provided in the Condominium Declaration; and in all other apartments and Limited Common Elements of the building in which the Apartment is located for support;

3. If the Apartment or its Limited Common Elements now or later encroaches on any other apartment, Common Elements or Limited Common Elements, then a valid easement for the encroachment and the maintenance of it will remain in effect for so long as such encroachment continues. If any building is partly or totally destroyed and then rebuilt, or in the event of any shifting, settlement or movement of any part of the Condominium, minor encroachments of any parts of the Common Elements or apartments or Limited Common Elements due to that construction, shifting, settlement or movement are permitted and valid easements for those encroachments and the maintenance of them will exist for so long as the encroachments continue.

EXCEPTING AND RESERVING AND SUBJECT TO:

1. Easements for encroachments appurtenant to other apartments as they arise in the manner set forth in the preceding paragraph, now or later existing;

2. Easements for access to the Apartment from time to time during reasonable hours as may be necessary for the operation of the Condominium or for making emergency repairs to prevent damage to the Common Elements or to another apartment or apartments or for the

EXHIBIT “A”

installation, repair or replacement of any Common Elements, as more particularly provided in the Condominium Declaration.

3. Easements through the Apartment appurtenant to the Common Elements of the Condominium and to all other apartments of the Condominium for support and repair of both the Common Elements of the Condominium and all other apartments of the Condominium, as more particularly provided in the Condominium Declaration

4. Any other easements granted or reserved by the “Developer” in the Condominium Documents.

SECOND:

An undivided 49.95% interest in and to the Common Elements of the Condominium, including the land, as described in the Condominium Declaration, or such other percentage interest as later established for the Apartment by any amendment of the Condominium Declaration, as tenant in common with the other owners of apartments in the Condominium. The land of the Condominium is described in Exhibit “A” to the Condominium Declaration and that description, as it may be amended from time to time, is incorporated herein by this reference.

Being property acquired by Owner by Limited Warranty Deed with Covenants (Hotel Apartment Beach Walk) dated January 10, 2006, recorded in the Bureau as Document No. 2006-005960, and in the Land Court as Document No. 3377065, and duly noted on Transfer Certificate of Title No. 787,626.

EXHIBIT “A”

EXHIBIT B For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REVENUE	MTD BUDGET	% OF REVENUE	MTD LAST YEAR	% OF REVENUE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	% OF REVENUE	YTD LAST YEAR	% OF REVENUE
-REVENUE-
ROOMS
FOOD AND BEVERAGE
PROPERTY MANAGEMENT
TELEPHONE
OTHER
TOTAL REVENUE
-OPERATING EXPENSES-
ROOMS
FOOD AND BEVERAGE
PROPERTY MANAGEMENT
TELEPHONE
OTHER
TOTAL OPERATING EXP
DEPT OPERATING PROFIT
-UNDISTRIB OPER EXP-
GENERAL & ADMINISTRATIVE
SALES & MARKETING
FRANCHISE FEES
PROPERTY OPER & MAINT
ENERGY COSTS
TOTAL UNDISTR OPER EXP
GROSS OPERATING PROFIT
-FIXED CHGS & MGT FEES-
MANAGEMENT FEES
FF & E RESERVE
RENT TAXES INS
TOTAL FIXED CHGS & MGT F
OPERATING CASH FLOW
ROOM NIGHTS AVAILABLE
OCCUPIED ROOM NIGHTS
OCCUPANCY
OCCUPIED ADR
PAID ROOM NIGHTS
PAID OCCUPANCY
PAID ADR
REV PAR

EXHIBIT “B”

For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REVENUE	MTD BUDGET	% OF REVENUE	MTD LAST YEAR	% OF REVENUE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	% OF REVENUE	YTD LAST YEAR	% OF REVENUE
OPERATING CASH FLOW
ADD: FF&E RESERVE (CONTR
ADD: MANAGEMENT FEES (CO
CASH FLOW FROM HOTEL
INTEREST INCOME
INTEREST EXPENSE
RENOVATION IMPROVEMENTS
DEPRECIATION & AMORT
OWNER EXPENSE
OTHER NON-OP EXPENSE
*NET PROFIT (LOSS)*

EXHIBIT “B”

RATE & OCCUPANCY For the Seven Months Ending July 31, 2004

ACTUAL 2004	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL	% OF TOTALS
NUMBER OF ROOMS
ROOM NIGHTS AVAILABLE
NET NIGHTS AVAILABLE
ROOM NIGHTS
CONSUMER
TRAVEL AGENT
CORP/ASSOCIATION
WHOLESALE
PAID ROOM NIGHTS
INTERDEPT
OWNER NIGHTS
OCCUPIED ROOM NIGHTS
OUT OF ORDER
VACANT
ROOM NIGHTS AVAILABLE
AVERAGE LENGTH OF STAY
AVERAGE OCCUPANCY
CONSUMER
TRAVEL AGENT
CORP/ASSOCIATION
WHOLESALE
PAID OCCUPANCY
INTERDEPT
OWNER
OCCUPIED
OUT OF ORDER
VACANT
AVAILABLE
AVERAGE DAILY ROOM
WEIGHTED RACK RATE
CONSUMER
TRAVEL AGENT
CORP/ASSOCIATION
WHOLESALE
INTERDEPT
REVENUE
CONSUMER
TRAVEL AGENT
CORP/ASSOCIATION
WHOLESALE
UPSELL & NO SHOW
SUB-TOTAL ROOM REVENUE
INTERDEPT
TOTAL ROOM REVENUE
PAID OCCUPANCY
TOTAL OCCUPANCY
PAID ADR
ROOM REVENUES
REV PAR
MO VAR - FAV (UNFAV)
YTD RM REV - ACT
YTD RM REV - BUD
YTD VAR - FAV (UNFAV)
‘03 PAID OCCUPANCY
‘03 TOTAL OCCUPANCY
‘03 PAID ADR
‘03 ROOM REVENUES
‘03 REV PAR
% CHANGE MONTH REV OVER PRIOR YEAR

EXHIBIT “B”

ROOMS DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	COST PER OCCU- PIED RM NIGHT	MTD BUDGET	COST PER OCC- UPIED RM NIGHT	VARIANCE BETTER/ (WORSE)	COST PER OCC- UPIED RM NIGHT	MTD LAST YEAR	COST PER OCC- UPIED RM NIGHT	DESCRIPTION	YTD ACTUAL	COST PER OCC- UPIED RM NIGHT	YTD BUDGET	COST PER OCC- UPIED RM NIGHT	VARIANCE BETTER/ (WORSE)	COST PER OCC- UPIED RM NIGHT	YTD LAST YEAR	COST PER OCCU- PIED RM NIGHT
CONSUMER
TRAVEL AGENT
CORP/ASSOCIATION
WHOLESALE
OTHER
TOTAL ROOM REVENUE
NO SHOW
[ILLEGIBLE] REV
INTERDEPT RMS REV
TOTAL RMS DEPT REV
-P/R RELATE EXPENSES-
$ & WGS- HSXP- SALARY
$ & WGS- HSXP- HOURLY
$ & WGS HBXP - P. A.
$ & WGS BELL
$ & WGS - F/DSK - SALARY
$ & WGS - F/DSK - HOURLY
$ & WGS - GUEST SERVICES
$ & WGS - RESERVATIONS
VACATION PAY
HOLIDAY, SICK, OTHER
P/R TAXES & BENEFITS
TOTAL P/R & REL EXP
-OTHER ROOM DEPT EXP-
COMMISSIONS
EQUIPMENT EXPENSES
GUEST AMENITIES
GUEST SUPPLIES
LAUNDRY EXPENSES
LINEN
OPERATING SUPPLIES - ROOMS
OPERATING SUPPLIES - OTHER
OUTSIDE CONTRACT SVC
TAXES
TELEPHONE
GUEST RELOCATION
UNIFORMS
OTHER
RESERVATIONS
TOTAL OTHER EXPENSES
TOTAL EXPENSES
• DEBT PROFIT (LOSS)
PROFIT MARGIN
TOTAL OCC RM NIGHTS

EXHIBIT “B”

FOOD & BEVERAGE SUMMARY For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REVENUE	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	NTD L/YR ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
BEVERAGE - RETAIL
FOOD-RETAIL
ALLOWANCES
NET F&B REVENUE
COVER CHRGS & OTHER
TOTAL REVENUE
-COST OF SALES-
COST OF BEVERAGE
COST OF FOOD
COST OF SALES - AMENITY
COST OF SALES- OTHER
TOTAL COST OF SALES
GROSS PROFIT
-EXPENSES-
SAL & WAGES - SERVICE
SAL & WAGES - STEW
SAL & WAGES PREP
VACATION PAY
HOLIDAY, SICK, OTHER
PAYROLL REOVERIES
P/R TAXES & BENEFITS
TOTAL P/R & REL EXP
ADVERTISING
CASH OVER/SHORT
CHINA GLASS & SILVER
COMMISSIONS
DECORATIONS
DUES & PUBLICATIONS
EQUIPMENT EXPENSE
LAUNDRY/DRY CLEANING
IN-HOUSE LAUNDRY
LINEN & LINEN RENTAL
LICENSES & PERMITS
MENUS
MUSIC & ENTERTAIN
OFFICE EXPENSES
OPERATING SUPPLIES
OUTSIDE CONTRACT SVC
SPECIAL PROMOTION
TELEPHONE
TRAVEL MTGS & ENTERTA
UNIFORMS
OTHER
F & B ADMIN
TOTAL OTHER EXPENSES
TOTAL EXPENSES
• DEPT PROFIT (LOSS)•

EXHIBIT “B”

HALU BAR For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REVENUE	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	NTD L/YR ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
BEVERAGE- RETAIL
-FOOD-RETAIL
ALLOWANCES-
NET F & B REVENUE
COVER CHRGS & OTHER
TOTAL REVENUE
-COST OF SALES
-COST OF BEVERAGE
-COST OF FOOD
COST OF SALES- AMENITY
TOTAL COST OF SALES
GROSS PROFIT
-EXPENSES-
SAL & WAGES-SERVICE
SAL & WAGES-STEW
SAL & WAGES-PREF
VACATION PAY
HOLIDAY, SICK, OTHER P/R TAXES & BENEFITS
TOTAL P/R & REL EXP
CASH OVER/SHORT
CHINA, GLASS & SILVER
EQUIPMENT EXPENSE
LAUNDRY/DRY CLEANING
IN-HOUSE LAUNDRY
LICENSES & PERMITS
MUSIC & ENTERTAIN
OFFICE EXPENSE
OPERATING SUPPLIES
OUTSIDE CONTRACT SVC
TELEPHONE
TRAVEL MTGS & ENTERTA
UNIFORMS
OTHER
F & B ADMIN
TOTAL OTHER EXPENSES
TOTAL EXPENSES
• DEPT PROFIT (LOSS) •

EXHIBIT “B”

BANQUETS For the Seven Months Ending July 31, 2004

MTD ACTUAL	%OF REVENUE	MTD BUDGET	B(W) THAN BUDGET	%or CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
BEVERAGE- RETAIL
FOOD-RETAIL ALLOWANCES
NET F&B REVENUE
COVER CHRGS & OTHER
TOTAL REVENUE
-COST OF SALES-
COST OF BEVERAGE
COST OF FOOD
COST OF SALES -OTHER
TOTAL COST OF SALES
GROSS PROFIT
-EXPENSES-
SAL & WAGES - SERVICE
SAL & WAGES - STEW
SAL & WAGES - PREP
VACATION PAY
HOLIDAY, SICK, OTHER
P/R TAXES & BENEFITS
TOTAL P/R & REL EXP
CASH OVER/SHORT
CHINA, GLASS & SILVER
DECORATIONS
DUES & PUBLICATIONS
EQUIPMENT EXPENSES
LAUNDRY/DRY CLEANING
IN-HOUSE LAUNDRY
LINEN & LINEN RENTAL
LICENSES & PERMITS
MUSIC & ENTERTAIN
OFFICE EXPENSE
OPERATING SUPPLIES
OUTSIDE CONTACT SVC
TELEPHONE
TRAVEL MTGS & ENTERTA
UNIFORMS
OTHER
F & B ADMIN
TOTAL OTHER EXPENSES
TOTAL EXPENSES
• DEPT PROFIT (LOSS) •

EXHIBIT “B”

FOOD & BEVERAGE ADMINISTRATION For the Seven Months Ending July 31, 2004

MTD ACTUAL	%OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	%OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY
HOLIDAY, SICK, OTHER
PAYROLL TAXES & BENE
TOTAL P/R RELATED
ADVERTISING
AUTOMOBILES-
COMPUTER-
COMPUTER EQUIPMENT
COMPUTER SOFTWARE
DUES & PUBLICATIONS
EQUIPMENT EXP-
LICENSE & PERMITS
OFFICE EXPENSE-
OFFICE EQUIPMENT
OFFICE SUPPLIES
OPERATING SUPPLIES
OUTSIDE CONTR SVCS
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES
TELEPHONE
COST OF LOCAL SERVI
COST OF LONG DISTAN
TELE OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAIN
TRAVEL
LODGING
TRAVEL MEALS
UNIFORM EXP
OTHER-
MISCELLANEOUS
OPERATING EXPENSES
* DEPARTMENT TOTAL

EXHIBIT “B”

PROPERTY MANAGEMENT DEPT For the Seven Months Ending July 31, 2004

MTD ACTUAL	%OF REVENUE	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
FIXED RENT
PERCENTAGE RENT
CAM
OTHER
TOTAL REVENUE
-EXPENSES-
SALARIES & WAGES
TOTAL S&W RELATED
OTHER EXPENSES
MAINT EXPENSES
OTHER EXPENSES
ALLOC RETAIL LEASING
TOTAL OTHER EXPENSES
TOTAL EXPENSES
* DEPT PROFIT (LOSS)*
PROFIT MARGIN

EXHIBIT “B”

TELECOMMUNICATIONS For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REVENUE	MTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REVENUE	YTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
TELE SALES-LOCAL
ADJ TO LOCAL CALLS
TELE SALES-LONG DIST
ADJ TO LONG DISTANCE
TEL COMMISSIONS
TOTAL REVENUE
-COST OF SALES-
COST OF LOCAL SERVICE
COST OF LONG DISTANCE
TOTAL COST OF SALES
-EXPENSES-
SALARIES & WAGES
VACATION PAY
HOLIDAY, SICK, OTHER
P/R TAXES & BENEFITS
PAYROLL RECOVERIES
TOTAL P/R & REL EXP
OFFICE EXPENSE
TAXES GET
TEL-LINE CHARGES
TEL-MAINTENANCE
TEL-MAINT CONTRACTS
TEL-MOVES/ADDS CHANGE
TEL-OTHER
UNIFORMS
OTHER
TELECOM MAINT
OTHER EXP
TOTAL EXPENSES
DEPARTMENT PROFIT
PROFIT MARGIN
TEL-LOCAL RPOR
TEL L/D RPOR

EXHIBIT “B”

OTHER INCOME DEPT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF REV- ENUE	MTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF REV- ENUE	YTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-REVENUE-
AMENITIES INCOME
BUSINESS CTR REVENUE
COFFEE SERVICE REVENUE
COMMUNITY MKTG PROG
FAX INCOME
FOREIGN CURRENCY CONV
MOVIE INCOME
SAFE RENTAL
TOUR DESK INCOME
COWABUNGA CLUB INCOME
VALET PARKING REVENUE
OTHER INCOME
TOTAL REVENUE
-EXPENSE-
AMENITIES EXPENSE
BUSINESS CENTER EXP
COFFEE SERVICE EXPENSE
FAX EXPENSE
MOVIE EXPENSE
OTHER GUEST EXPENSE
POOL EXPENSE
SAFE RENTAL EXPENSE
TOUR DESK EXPENSE
COWABUNGA CLUB EXPENSE
TAXES-HAWAII GEN EXCI
TOTAL EXPENSES
DEPARTMENT PROFIT
PROFIT MARGIN
COFFEE SERVICE RPOR
MOVIE INCOME RPOR
SAFE INCOME RPOR
OTHER INCOME RPOR

EXHIBIT “B”

GENERAL & ADMINISTRATIVE For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B (W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B (W) THAN LAST YEAR	% OF CHANGE
-EXPENSES-
TOTAL P/R & REL EXP
AUTOMOBILE EXPENSE
BAD DEBTS
CASH OVER/SHORT
COMM CREDIT-CARD
COMPUTER
CHECK VERIF FEES
DUES & PUBLICATIONS
LOSS & DAMAGE
OFFICE EXPENSES
POSTAGE
PROFESSIONAL FEES
TELEPHONE
TVL MTGS & ENTERTAIN
OTHER
TOTAL OTHER G&A EXP
TOTAL DIRECT G&A EXP
EXECUTIVE OFFICE
INFORMATION TECHNOLO
PURCHASING
HUMAN RESOURCES
CORP COMP & BENEFITS
FINANCIAL SERVICES
SECURITY
TOTAL COMPANY SVC EX
TOTAL G&A EXP

EXHIBIT “B”

EXECUTIVE OFFICES DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
- ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY
HOLIDAY, SICK , OTHER
PAYROLL TAXES & BENE
TOTAL P/R & RELATED
AUTOMOBILE -
AUTOMOBILES EXPENSES
COMPUTER -
COMPUTER EQUIPMENT
CONTRIBUTIONS -
DONATIONS
DUES & PUBLICATIONS
EQUIPMENT EXP -
GUEST AMENITIES & SU
OFFICE EXPENSE -
COPIER EXPENSE
OFFICE EQUIPMENT
OFFICE SUPPLIES
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES -
TELEPHONE -
COST OF LOCAL SERVI
COST OF LONG DISTN
TEL-MOBILE CELLULAR
MOVED/ADDS/CHAN
TEL-OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAIN
MEETINGS
TRAVEL
LODGING
TRAVEL MEALS
OTHER -
TRAINING SEMINARS
MISCELLANEOUS
OPERATING EXPENSES
DEPARTMENT TOTAL

EXHIBIT “B”

PERSONNEL DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
- ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY
HOLIDAY, SICK , OTHER
PAYROLL TAXES & BENE
TOTAL P/R & RELATED
AUTOMOBILE -
COMPUTER -
COMPUTER SOFTWARE
DUES & PUBLICATIONS
EQUIPMENT EXP -
OFFICE EXPENSE -
COPIER EXPENSE
OFFICE EQUIPMENT
OFFICE SUPPLIES
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES -
LEGAL FEES
OTHER PROF FEES
TELEPHONES -
COST OF LOCAL SERVI
COST OF LONG DISTAN
TEL-MOBILE CELLULAR
TEL-MOVES/ADDS/ CHAN
TEL-OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAIN
MEETINGS
TRAVEL
LODGING
TRAVEL MEALS
UNIFORM EXP
OTHER -
MISCELLANEOUS
TOTAL ADMIN EXPENSE
EMPLOYEE RELATED EXP
EMPLOYEE MOTIVIATION
EMPLOYEE RECOGNITIO
RECRUITING EXPENSE
EMPLOYEE TRAINING
TOTAL HUMAN REL EXP
OPERATING EXPENSES
• DEPARTMENT TOTAL

EXHIBIT “B”

ACCOUNTING DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
- ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY
HOLIDAY, SICK , OTHER
PAYROLL TAXES & BENE
TOTAL P/R & RELATED
AUTOMOBILES -
COMPUTER -
COMPUTER EQUIPMENT
DUES & PUBLICATIONS
EQUIPMENT EXP -
OFFICE EXPENSE -
COPIER EXPENSE
OFFICE EQUIPMENT
OFFICE SUPPLIES
OPERATING SUPPLIES
OUTSIDE CONTR SVCS
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES -
ACCOUNTING FEES -
TELEPHONE -
COST OF LOCAL SERVI
COST OF LONG DISTAN
TEL-MOVES/ADDS/ CHAN
TEL-OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAIN
MEETINGS
TRAVEL
LODGING
TRAVEL MEALS
UNIFORM EXP
OTHER -
MISCELLANEOUS
OPERATING EXPENSES
• DEPARTMENT TOTAL

EXHIBIT “B”

PURCHASING DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY HOLIDAY, SICK, OTHER PAYROLL TAXES & BENE
TOTAL P/R & RELATED
AUTOMOBILE -
COMPUTER-
DUES & PUBLICATIONS
EQUIPMENT EXP-
OFFICE EXPERTS
COPIER EXPENSE
OFFICE SUPPLIES
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES-
TELEPHONE-
COST OF LOCAL SERVI
COST OF LONG DISTAN
TVL MTGS & ENTERTAIN
UNIFORM EXP OTHER-
OPERATING EXPENSES
* DEPARTMENT TOTAL

EXHIBIT “B”

SECURITY DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-ADMINISTRATIVE EXP
SAL & WAGES
VACATION PAY HOLIDAY, SICK, OTHER PAYROLL TAXES & BENE
TOTAL P/R & RELATED
AUTOMOBILE -
COMPUTER-
COMPUTER EQUIPMENT
COMPUTER SOFTWARE
DUES & PUBLICATIONS
OFFICE EXPENSES-
COPIER EXPENSE
OFFICE SUPPLIES
OUTSIDE CONTR SVCS
POSTAGE
PROFESSIONAL FEES-
TELEPHONE-
COST OF LOCAL SERVI
COST OF LONG DISTAN
TEL-MOBILE CELLULAR
TEL-OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAINMENT
MEETINGS
TRAVEL
LODGING
TRAVEL MEALS
UNIFORM EXP
OTHER-
MISCELLANEOUS
TOTAL ADMIN EXPENSE
SECURITY EXPENSE-
EQUIPMENT EXPENSE
FIRST AID SUPPLIES/E
OPERATING SUPPLIES
TOTAL SECURITY EXPENSE
OPERATING EXPENSES
IN-HOUSE LAUNDRY
* DEPARTMENT TOTAL

EXHIBIT “B”

MARKETING DEPT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-EXPENSES-
ELECTRONIC MARKETING
PROPERTY DIRECT MKTG
PROPERTY SALES OFC
GROUP/HCI
MARKETING
* TOTAL MARKETING DE

EXHIBIT “B”

SALES DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-EXPENSES-
SAL & WAGES
VACATION PAY
HOLIDAY, SICK, OTHER
PAYROLL, TAXES & OTHER
TOTAL P/R & RELATED
-ADMINISTRATIVE-
COMPUTER-
COMPUTER EQUIPMENT
COMPUTER SOFTWARE
DUES & PUBLICATIONS
EQUIPMENT EXP-
OFFICE EXPENSE-
COPIER EXPENSE
OFFICE EQUIPMENT
OFFICE SUPPLIES
POSTAGE
PROFESSIONAL FEES-
TELEPHONE-
COST OF LOCAL SERVICES
COST OF LONG DISTAN
TELE - OTHER
TVL MTGS & ENTERTAIN
BUSINESS ENTERTAIN
MEETINGS
TRAVEL
LODGING
TRAVEL, MEALS
UNIFORM EXP
OTHER-
MISCELLANEOUS
TOTAL ADMIN EXPENSE
SELLING EXPENSES
AMENITIES
SALES REPRESENTATIVE
TRADE SHOWS
SPECIAL PROMOTIONS
TRADE SHOWS
TOTAL SELLING EXPENS
PROP SPECIFIC EXP
* DEPARTMENT TOTAL

EXHIBIT “B”

ADVERTISING DEPARTMENT For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-ADMINISTRATIVE EXP
TOTAL P/R & RELATED
AUTOMOBILE-
COMPUTER-
EQUIPMENT EXP-
OFFICE EXPENSE-
OUTSIDE CONTR SVCS
PROFESSIONAL FEES-
TELEPHONE
TVL MTGS & ENTERTAIN
OTHER-
TOTAL ADMIN EXPENSE
MARKETING EXPENSE-
ADVERTISING FEES
AMENITIES
BROCHURES/COLLATERAL
CO-OP ADVERTISING
DIRECT MAIL
OUTDOOR ADVERTISING
PHOTOGRAPHY
PRINT ADVERTISING
PRODUCTION OF ADV
PROMO MATERIALS & GR
PUBLIC RELATIONS
RADIO & TV ADVERTISI
TRADE CREDIT
OTHER MARKETING EXPE
TOTAL MARKETING EXPE
PROPERTY SPECIFIC EX
* DEPARTMENT TOTAL

EXHIBIT “B”

FRANCHISE FEES For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-EXPENSES-
APS FEE
CORPORATE REIMBURSEM
DIRECTORY/ BROCHURE
FRANCHISE FEES
CRF/CATERING REFERRA
HAWAII CLUSTER PROG
REDEMPTION DISCOUNT
REWARD FEES
SYSTEM CHARGES
* TOTAL FRANCHISE FEE

EXHIBIT “B”

MAINTENANCE For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-P/R RELATED EXPS-
SALARIES & WAGES
VACATION PAY
HOLIDAY SICK OTHER
P/R TAX & BENEFITS
PAYROLL RECOVERIES
TOTAL P/R & REL EXP
-OPERATING EXPENSES-
ADA COMPLIANCE
AIR CONDITIONING
AUTOMOBILES
BUILDING MAINTENANCE
CENTRAL OPS MAINT
CURTAINS & DRAPES
ELECTRICAL
ELEVATOR
ENERGY CONSERVATION
FF&E MAINTENANCE
[ILLEGIBLE]
GROUNDS /LANDSCAPING
KITCHEN MAINT
LIFE SAFETY
LIGHTING
LOCK & KEY
MAINT SUPPL/TOOLS
NIGHT SHIFT MAINT
OFFICE EXPENSES
PAGER/RADIO EQUIP
PAINTING & DECORATIN
PEST CONTROL
PLUMBING & MECHANICA
PROFESSIONAL FEES
RECYCLING
REFUSE REMOVAL
SWIMMING POOL
TELEVISION
TRAINING
UNIFORM
INTERDEPT
TOTAL OPERATING EXP
TOTAL EXPENSES
TOTAL DEPARTMENT EXP
CPAR STATISTICS
TOTAL AVAIL RM NIGHT
TOTAL P/R & REL EXP
OTHER OPERATING EXP
TOTAL DEPARTMENT EXP

EXHIBIT “B”

UTILITY COSTS For the Seven Months Ending July 31, 2004

TD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-EXPENSES-
ELECTRICITY
FUEL OIL
GAS
SEWER
WATER
UTILITIES REIMBURSEM
TOTAL EXPENSES
• DEPARTMENT TOTAL •
ELECTRICITY CPOR
FUEL OIL CPOR
• GAS CPOR
• SEWER CPOR
• WATER CPOR
• UTILITY COSTS CPOR

EXHIBIT “B”

NON-OPERATING EXPENSE For the Seven Months Ending July 31, 2004

MTD ACTUAL	% OF TOTAL	MTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	MTD L/YR ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE	DESCRIPTION	YTD ACTUAL	% OF TOTAL	YTD BUDGET	B(W) THAN BUDGET	% OF CHANGE	LAST YTD ACTUAL	B(W) THAN LAST YEAR	% OF CHANGE
-NON OPERATING EXP-
MANAGEMENT FEES
BASIC FEES
BASIC FEES CONTRA
TTL MANAGEMENT FEES
FEES RESERVE
FEES RESERVE EXPENSE
FEES CLEARING
TOTAL FEES EXPENSE
MORTGAGE AGREEMENT
PRUDENTIAL AGREEMENT
RENT TAX INSURANCE RENT
TOTAL RENT
BUSINESS IMPROV DIS
TOTAL BID
REAL PROPERTY TAXES
REAL PROP TAXES
REAL PROP TAX REF
TOTAL REAL PROP TAX
INSURANCE
LIAB INS & CLAIMS
PROPERTY INSURANCE
RISK MGT ADMIN
TOTAL INSURANCE
RESORT FEES
TOTAL RENT TAX INS
DEPRECIATION & AMORT
DEPRECIATION
DEPRECIATION & AMORT
INTEREST EXP & OTHER
INTEREST INCOME
OTHER EXPENSE
TOTAL INT EXP/OTHER
LEGAL FEES/LITIGAT
TOTAL NON-OP EXP

EXHIBIT “B”

BALANCE SHEET Company 167 As of July 31, 2004

DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
- ASSETS -
- CURRENT ASSETS -
CASH - HOUSE BANKS
CASH - CHECKING
CASH - OPERATING SAVINGS
TOTAL CASH
RECEIVABLES GUEST LEDGER
RECEIVABLES CITY LEDGER
RECEIVABLES CONCESSIONS
RECEIVABLES OTHERS
ALLOWANCE-DOUBTFUL ACCOUNTS
TOTAL HOTEL & OTHER REC
INVENTORIES
PREPAID EXPENSES & OTHER
TOTAL CURRENT ASSETS
- NON CURRENT ASSETS -
LAND
BUILDINGS
FF&E
LANDSCAPING
TELEPHONE
COMPUTER EQUIPMENT
CONSTRUCTION IN PROGRESS
LESS ACCUM DEPR & AMORT
PROPERTY & EQUIPMENT (NET)
TOTAL NON CURRENT ASSETS
TOTAL ASSETS

EXHIBIT “B”

BALANCE SHEET Company 167 As of July 31, 2004

DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
- LIABILITIES & EQUITY -
- LIABILITIES -
- CURRENT LIABILITIES -
ACCOUNTS PAYABLE
RETENTION PAYABLE
A/P ONI/REMARK
ACCRUED LIABILITIES
RESERVATIONS DEPOSITS
A/P OUTRIGGER HOTELS HAWAII
A/P ORH HOLDING LLC
TOTAL CURRENT LIABILITIES
- NONCURRENT LIABILITIES -
MORTGAGE PAYABLE
SECURITY DEPOSIT
OTHER DEPOSITS
TOTAL NONCURRENT LIABILITIES
TOTAL LIABILITIES
- EQUITY -
ORH HOLDING LLC 100%
ORH HOLDING ADD’L PIC
ORH HOLDING BY EARNINGS
ORH HOLDING PY DISTRIB
ORH HOLDING CY EARNINGS
TOTAL EQUITY
TOTAL LIABILITIES & EQUITY

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
ASSETS
CURRENT ASSETS
CASH
1010	HOUSE BANKS
HOUSE BANKS
CASH-CHECKING
1035	DISBURSING ACCOUNT
1036	FHB RENOVATIONS
1045	ECH OPERATING
1065	PAYROLL
CASH-CHECKING
CASH INTEREST BEARING
1082.001	OPERATING SAVINGS ACCT
CASH INTEREST BEARING
CASH
HOTEL & OTHER RECEIVABLES
1100	RECEIVABLES GUEST LEDGER
1200.	RECEIVABLES CITY LEDGER
RECEIVABLES CONCESSIONS
RECEIVABLES OTHERS
1405.	A/R REFUND CLEARING
1425.	A/R RETURNED CHECKS
1500.	A/R OTHER
1500.001	A/R CLEARING
1554	A/R BRE HAIKOLOA LLC
1635	DUE FROM ESCROW
RECEIVABLES OTHERS
1699.	ALLOW FOR DOUBTFUL ACCT
1699.001	ALLOWANCE-W/O’S
1699.002	ALLOWANCE-RECOVERIES
ALLOW FOR DOUBTFUL ACCT
HOTEL & OTHER RECEIVABLES
INVENTORIES
1720	INVENTORY FOOD
1730	INVENTORY-BEVERAGE
1732	INVENTORY-CHINA/GLASS
TOTAL INVENTORIES

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
PREPAID EXPENSES & OTHER
1805.	DEPOSITS
1810.	PREPAID PROPERTY INS
1815.	PREPAID LIABILITY INS
1820.	PREPAID REAL PROPERTY TAX
1825.	PREPAID LICENSES
1830.	PREPAID DUES & ADVERTISING
1830.001	PREPAID HVB DUES
1840.	PREPAID OTHER
1840.001	PREPAID MAINT & OTHER CO IIT
1840.003	PREPAID POSTAGE
PREPAID EXPENSES & OTHER R
CURRENT ASSETS
NON CURRENT ASSETS
2000.	LAND
2100	BUILDINGS
2200	ACCUM DPRN BUILDINGS
NBV- BUILDINGS
2130	FF&E
2230	ACCUM DPRN FF&E
NBV FF&E
2145	LANDSCAPING
2245	ACCUM DPRN LANDSCAPING
NBV-LANDSCAPING
NBV-AUTOS & TRUCKS

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
2165	TELEPHONE
2265	ACCUM TELEPHONE
NBV-TELEPHONE
NBV-SOFTGOODS
NBV-DEF MAINT
NBV-MECHANICAL EQUIPMENT
2151	COMPUTER EQUIPMENT
2251	ACCUM DPRN COMPUTER
NBV-COMPUTER EQUIP
2154	COMPUTER SOFTWARE
2254	ACCUM DPRN SOFTWARE
NBV-SOFTWARE
CIP MATERIALS
CIP SUBCONTRACT
TOTAL CIP
NET BOOK VALUE-FIXED ASSETS
OTHER ASSETS
OTHER ASSETS
TOTAL ASSETS

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE
3010.	ACCOUNTS PAYABLE
3040.	A/P OTHER
3040.001	A/P CONCESSIONAIRES
3042	RETENTION PAYABLE
3043	A/P ONI/REIMARK
TOTAL ACCOUNTS PAYABLE
ACCRUED P/R & RELATED
3110.	ACCRUED SALARIES & WAGES
3115.	UNCLAIMED WAGES
3122.	EMP FICA WITHHELD
3124.	EMP FMH WITHHELD
3125.	EMP SWH WITHHELD
3130.	EMP 401K WITHHELD
3132.	EMP GARNISHMENT WITHHELD
3135.	EMP CAFETERIA PLAN W/H
3138.	HAWAII UNITED WAY WITHHELD
3140.	EMP CREDIT UNION WITH
3144.	L/T DISABILITY
3162.	ACC FICA TAXES ER
3164.	ACC FUTA
3166.	ACC SUTA
3168.	ACCRUED PENSION
3169.	ACCRUED PROFIT SHARING
3169.401	ACCRUED 401 (K) MATCH
3169.599	ACCRUED 401 (K) FIXED
3170.	ACCRUED MEDICAL DENTAL LIFE
3172.	ACC TDI
3174.	ACCRUED WORKERS COMP
3176.	ACCRUED VACATION
3178	ACCRUED BONUSES
3180	LOCAL 5 AFL/CIO WITHHELD
ACCRUED P/R & RELATED

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
ACCRUED LIABILITIES
3045	ACCRUED LIABILITIES
3220.	ACC HI GRH EXCISE TAX
3220.001	ACC IMPORT TAX
3225.	ACC TRANSIENT ACCOM TAX
3250.	ACCRUED LIQUOR LICENSE
3259	ACCRUED ENERGY
3260.	ACCRUED EXPENSES
3030.1165	CAR PACKAGE
3030.9165	GOLF PACKAGE
3260.006	ACCRUED ROOMS LINEN
3260.008	ACCRUED ROOMS UNIFORMS
3260.009	ACCRUED F&B LINEN
3260.010	ACCRUED F&B CHINA
3260.011	ACCRUED F&B UNIFORMS
3264	ACCRUED MARRIOTT FEES
BWH CLEARING
3325	BANQUET TIPS
3330	VALET TIPS
3335	RESTAURANT TIPS
3350	PORTERAGE TIPS
3355	PORTERAGE TIP
3356	PORTERAGE TIP REV CLEARING
TIP LIABILITIES
ACCRUED LIABILITIES
LONG TERM DEBT CURRENT
3500.	RESERVATIONS DEPOSITS
OTHER DEPOSITS
3994.	F&B GIFT CERTIFICATES
DEPOSITS-OTHER

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
INTERCOMPANY PAYABLE
3890.	A/P ORH
3890.001	A/P ORH - (BASIS ADJ)
3890.901	A/P ORH RETAIL LEASING
3890.1200	A/P ORH CITY LEDGER
3890.3500	A/P ORH REZ DEPOSITS
3890.926	A/P ORH HR COMP & BENE
3890	A/P ORH HOLDING LLC
INTERCOMPANY PAYABLE
CURRENT LIABILITIES
NONCURRENT LIABILITIES
SECURITY DEPOSITS
3960.	SECURITY DEPOSIT CONCESS
3965.	SECURITY DEPOSITS OTHER
SECURITY DEPOSITS
3994.001	DEFFERED INCOME BARTER
3893	MORTGAGE PAYABLE-DUE TO [ILLEGIBLE]
NONCURRENT LIABILITIES
LIABILITIES

EXHIBIT “B”

BALANCE SHEET (DETAILED) COMPANY 167 As of July 31, 2004

ACCOUNT #	DESCRIPTION	CURRENT YEAR	PRIOR MONTH	PRIOR YEAR
EQUITY
ORH HOLDING LLC 100%
4009.02	ORH HOLDING APIC
4009.03	ORH HOLDING PY EARNINGS
4009.04	ORH HOLDING PY
4009.06	ORH HOLDING CY EARNINGS
TOTAL EQUITY
TOTAL LIABILITIES & EQUITY

EXHIBIT “B”

EXHIBIT C

Example of Cancellation Fee

Estimated Management Fees Per Annum:			1,190,000

Year	Factor	Estimated Cancellation Fee
1-10	8	$9,520,000
11	5	$5,950,000
12	4	$4,760,000
13	3	$3,570,000
14	2	$2,380,000
15	1	$1,190,000
16 +

EXHIBIT “C”

EXHIBIT D

COST ITEM	Amount (000’s)
Portion of Hotel included in Retail Construction Contract	40,626
Hotel Towers Contract	40,809
Construction Lenders’ Loan Fee	518
Construction Interest from Inception to Second Tower Opening	1,559	(excludes interest costs while equity is available	)
Interest Reserve per Construction Loan Commitment	(included above)
Secured Capital Fees (including debt and equity placement)	476
Lenders’ Closing Costs	100

Subtotal	84,088
Hotel Apartment’s Portion of Chilled Water System	4,639

Total Cost	88,728

EXHIBIT “D”

EXHIBIT E

Payment of Construction Costs and Use of Construction Loan Proceeds

1. Operator has paid to the Commencement Date, and from and after the Commencement Date shall pay, on behalf of Owner when due and in accordance with the Construction Contract and the terms of the Construction Loan, all costs of constructing the Project, including those under the Construction Contract and related subcontracts, the Turnkey Agreement and the Reimbursement Agreement.

2. Owner shall reimburse Operator for such costs of construction without additional consideration; provided, however, that, (a) the first $36,960,000.00 of such costs shall be paid from funds held by ESW LLC; (b) the funds from the Construction Loan shall be disbursed and applied next to such costs, and (c) if and to the extent there are additional costs in excess of those available under (a) and (b), all such additional costs shall be paid for by Outrigger Retail LLC, as Guarantor under that certain Guaranty dated as of January 10, 2006.

3. Construction Loan funds shall be disbursed directly to Operator, as and when needed, for purposes of constructing the Project in accordance with the Construction Budget, subject to the following:

(a) For purposes of this Section 3 of this Exhibit E. Owner shall act through American Assets, Inc., Attn.: Brandon Taylor

(b) Operator shall submit to Owner a draw request, which has been prepared to industry-standard financing standards, including (if and as required by the Construction Loan lender (the “Lender”)) third-party verifications and lien releases.

(c) Owner shall have the right to approve of the each draw request as set forth in Section 24.4 of this Agreement; provided however, that, if the Lender approves a disbursement to Operator to cover costs of development and construction work that are to be reimbursed by funds from the Construction Loan, then Owner shall be deemed to have approved such disbursement upon the approval of the Lender, unless the requested disbursement exceeds the applicable line item Budget amount by more than twenty percent (20%). In such event, Owner shall have the right to review and approve or disapprove of the submittal as set forth in Section 24.4 of this Agreement, notwithstanding the Lender’s actions with regard thereto.

4. Owner and Operator believe that no general excise tax should be due or payable on the reimbursements by Owner to Operator for such construction costs, which are being paid without additional consideration. However, in the event general excise tax is imposed or payable on such reimbursements, Owner shall be responsible for the same.

EXHIBIT “E”